SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLEASE CAST YOUR VOTE NOW!

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
Franklin Global Communications Securities Fund	Franklin Strategic Income Securities Fund
Franklin Growth and Income Securities Fund	Franklin U.S. Government Fund
Franklin High Income Securities Fund	Franklin Zero Coupon Fund-2010
Franklin Income Securities Fund	Mutual Discovery Securities Fund
Franklin Large Cap Growth Securities Fund	Mutual Shares Securities Fund
Franklin Large Cap Value Securities Fund	Templeton Developing Markets Securities Fund
Franklin Money Market Fund	Templeton Foreign Securities Fund
Franklin Real Estate Fund	Templeton Global Asset Allocation Fund
Franklin Rising Dividends Securities Fund	Templeton Global Income Securities Fund
Franklin Small Cap Value Securities Fund	Templeton Growth Securities Fund

A special meeting of shareholders of the funds within Franklin Templeton Variable Insurance Products Trust (the “Trust”), listed above, will be held on March 21, 20071, to vote on several important proposals that affect the funds. Please read the enclosed materials and cast your vote on the voting instruction form(s) or proxy card(s), as appropriate.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each fund have been carefully reviewed by the Board of Trustees. The Board members, most of whom are not affiliated with Franklin Templeton Investments, are responsible for protecting your interests as a shareholder. The Board believes these proposals, as they relate to each fund, are in the best interests of shareholders. The Trust’s Board recommends that you vote for each of the proposals.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the voting instruction form(s) or proxy card(s) enclosed in this package. If your variable contract has amounts allocated to two or more funds, you will receive a voting instruction form for each such fund. Be sure to complete, sign and return each form/card before mailing it (them) in the postage-paid envelope.

If you have any questions before you vote, please call MIS, an ADP Company, at 1-888-684-2440 (9:00 a.m. – 9:00 p.m., Eastern Time, Monday through Friday, and 10:00 a.m. – 6 p.m., Eastern Time, Saturday). Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your fund(s). The proposals are described in greater detail in the enclosed proxy statement. We appreciate your placing your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

____________________

1	Along with certain other Franklin Templeton funds that are issuing separate proxy solicitation materials.

Important information to help you understand and
vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1.	To elect a Board of Trustees of the Trust.

2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust.

3.	To approve amendments to certain of the funds’ fundamental investment restrictions.

4.	To approve the elimination of certain of the funds’ fundamental investment restrictions – for Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Money Market Fund, Franklin Real Estate Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Franklin Zero Coupon Fund-2010, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Global Income Securities Fund and Templeton Growth Securities Fund only.

5.	To approve the reclassification of a certain investment policy as non-fundamental – for Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund only.

6.	To approve a change in the Franklin Real Estate Fund’s principal investment goal of capital appreciation, with a secondary goal to earn current income, to a goal of high total return – for Franklin Real Estate Fund only.

7.	To approve a new investment management agreement between the Trust, on behalf of Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC – for Franklin Real Estate Fund only.

8.	To approve a subadvisory agreement for Franklin Real Estate Fund between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc. – for Franklin Real Estate Fund only.

9.	To approve a change in the Franklin Real Estate Fund’s classification from a diversified to a non-diversified fund – for Franklin Real Estate Fund only.

Has the Board approved the proposals that relate to each fund?

Yes. The Board has unanimously approved the proposals and recommends that you vote to approve those that apply to your fund(s).

1. To elect a Board of Trustees of the Trust.

What role does the Board play?

The Board serves as the fund shareholders’ representatives. Members of the Board have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Board reviews fund performance, oversees fund activities, and reviews contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Franklin Templeton Investments?

The Board is proposed to have at least 75% of its members be “independent” and to have two “interested” members. Board members are determined to be “interested” by virtue of, among other things, their affiliation with the funds or with Franklin Templeton Investments as fund management. Independent Board members have no affiliation with Franklin Templeton Investments and are compensated by the Trust.

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2. To approve an Agreement and Plan of Reorganization – a “plan” – that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

What is the purpose of the plan?

The purpose of the plan is to reorganize the Trust from a Massachusetts business trust to a newly organized Delaware statutory trust. The Board believes that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. Other funds within the Franklin Templeton Investments fund complex are considering reorganizing to Delaware statutory trusts. The Board believes that it may be more efficient if all of the funds within the Franklin Templeton Investments fund complex are organized as Delaware statutory trusts.

How will such a reorganization affect my fund?

It is not anticipated that the reorganization, if approved by shareholders, would affect your investment in a fund or how the fund is managed on a day-to-day basis. The reorganization of the Trust will not change the Board members, officers, any fund’s investment policies or strategies or any of the Trust’s service providers, including the investment manager(s), or their fees. The reorganization will not alter the Board members’ existing duties to act with due care and in the shareholders’ interests.

3. To approve amendments to certain of the funds’ fundamental investment restrictions.

What are the fundamental investment restrictions?

Each fund is subject to certain investment restrictions (for example, relating to borrowing or investing in real estate) that are considered “fundamental” because they may only be changed with shareholder approval. There are generally eight fundamental investment restrictions that each fund is required to have under the Investment Company Act of 1940.

What will be the effect of the amendments to my fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions across the Franklin Templeton funds. The Board and the funds’ investment managers do not anticipate that the proposed amendments will materially change the way any fund is currently managed or operated (except with respect to the changes for Franklin Real Estate Fund covered in proposals 6 through 9, described below).

4. To approve the elimination of certain of the funds’ fundamental investment restrictions.

Why should these fundamental restrictions be eliminated? (Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Money Market Fund, Franklin Real Estate Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Franklin Zero Coupon Fund-2010, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Global Income Securities Fund and Templeton Growth Securities Fund only.)

The funds listed above are also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

What will be the effect of the elimination of such investment restrictions on my fund?

The Board and the funds’ investment managers do not anticipate that the proposed elimination will materially change the way any fund is currently managed or operated. However, it may be easier for the fund to adapt to market or industry changes in the future because these restrictions would be eliminated.

5. To approve the reclassification of a certain investment policy as non-fundamental.

What is the fundamental investment policy? (Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund only.)

Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund each have a certain fundamental investment policy that is specific to the current investment strategies of that fund. However, the investment policy is not required to be classified as fundamental.

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What will be the effect of reclassifying such investment policy as non-fundamental?

Each such fund intends to continue to follow this investment policy, even if reclassified as non-fundamental. However, if in the future, competitive or regulatory changes require that such a policy be modified, the Board would be able to do so without the time and expense of having to seek shareholder approval.

Proposals 6 Through 9: For Franklin Real Estate Fund Only

The Board is recommending that the Franklin Real Estate Fund convert from a domestic real estate fund to a global real estate fund (the “conversion”) due to competitive changes in the market and anticipated growth in the global real estate securities market. The proposed conversion requires shareholder approval of each of proposals 6 through 9. If one or more of proposals 6 through 9 are not approved by shareholders, the conversion will not be implemented. In addition, subject to shareholder approval of the four proposals, the Board has approved the change in the Franklin Real Estate Fund’s name to “Franklin Global Real Estate Securities Fund.”

6. To approve a change in the Franklin Real Estate Fund’s principal investment goal of capital appreciation, with a secondary goal to earn current income, to a goal of high total return.

Why is the Board proposing a change to the Franklin Real Estate Fund’s principal investment goal?

The Franklin Real Estate Fund’s principal investment goal is a fundamental policy and, therefore, may only be changed with shareholder approval. The conversion requires a change in the Franklin Real Estate Fund’s principal investment goal from capital appreciation with a secondary goal of current income to high total return to reflect a more balanced emphasis on both capital appreciation and current income, which is consistent with the investment style of the proposed new portfolio management team.

7. To approve a new investment management agreement between the Trust, on behalf of Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC (“FT Institutional”).

Why is FT Institutional recommended to serve as the Franklin Real Estate Fund’s investment manager?

Because of FT Institutional’s experience in managing global real estate investments and the resources it has dedicated to the global real estate investment mandate, the Board recommends that FT Institutional, which is part of Franklin Templeton Investments, serve as the Franklin Real Estate Fund’s investment manager in connection with the conversion.

8. To approve a subadvisory agreement for Franklin Real Estate Fund between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc.

Why is Franklin Advisers, Inc. recommended to serve as Franklin Real Estate Fund’s subadviser?

With Franklin Advisers, Inc. as subadviser, one of the current portfolio managers of the Franklin Real Estate Fund would be retained on the Franklin Real Estate Fund’s portfolio management team to provide research and advice on the purchases and sales of individual securities (mostly U.S. real estate securities) and portfolio risk assessment.

What effect will the proposed changes to the investment manager and addition of the subadviser have on the Franklin Real Estate Fund’s fees?

In connection with the conversion, including the change in investment manager and the addition of the subadviser, the investment management fee would increase and administration services previously provided under the investment management agreement will now be provided under a separate administration agreement. As a result, the overall fees of the Franklin Real Estate Fund will increase. The increase in fees would make the Franklin Real Estate Fund fees consistent with other global real estate funds and is due, in part, to the increased investment management services that will be required as a result of the change to a global investing mandate. The investment managers and administrator have contractually agreed to waive or limit fees over a five year period after the conversion to phase in the increase in fees, as more fully described in the proxy statement.

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9. To approve a change in the Franklin Real Estate Fund’s classification from a diversified to a non-diversified fund.

Why is the Board proposing a change in the Franklin Real Estate Fund’s classification from a diversified to a non-diversified fund?

The Franklin Real Estate Fund’s policy on diversification is fundamental and may not be changed or eliminated without shareholder approval. The Board recommends that the Franklin Real Estate Fund be reclassified as a “non-diversified” fund. As a non-diversified fund, the Franklin Real Estate Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The investment managers believe that the additional flexibility will be important for the Franklin Real Estate Fund, particularly in the global real estate investment trust (“REIT”) market.

What effect will changing the Franklin Real Estate Fund’s status from “diversified” to “non-diversified” have on the fund?

It is expected that the Franklin Real Estate Fund will invest a greater portion of its assets in fewer issuers. As a result, the Franklin Real Estate Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Franklin Real Estate Fund’s shares.

Who is MIS Corporation?

MIS Corporation is a company not affiliated with the funds or with Franklin Templeton Investments that the funds hired to solicit proxies from insurance company shareholders and record shareholder votes. In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. Insurance companies may retain MIS Corporation themselves to solicit voting instructions from variable contract owners; that solicitation could include multiple mailings and phone calls to remind variable contract owners to cast their votes by returning their voting instruction forms so that the shareholder meeting does not have to be postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share of a fund attributable to your variable annuity or variable life insurance contract on the record date. The record date is January 5, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed voting instruction form(s) or proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also be able to provide voting instructions by touch-tone telephone or through the Internet if your voting instruction form gives instructions for such voting methods. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call MIS at 1-888-684-2440.

How do I sign the voting instruction form?

Unless otherwise instructed on your voting instruction form, please note the following:

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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FT Q&A VIPT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
Franklin Global Communications Securities Fund	Franklin Strategic Income Securities Fund
Franklin Growth and Income Securities Fund	Franklin U.S. Government Fund
Franklin High Income Securities Fund	Franklin Zero Coupon Fund-2010
Franklin Income Securities Fund	Mutual Discovery Securities Fund
Franklin Large Cap Growth Securities Fund	Mutual Shares Securities Fund
Franklin Large Cap Value Securities Fund	Templeton Developing Markets Securities Fund
Franklin Money Market Fund	Templeton Foreign Securities Fund
Franklin Real Estate Fund	Templeton Global Asset Allocation Fund
Franklin Rising Dividends Securities Fund	Templeton Global Income Securities Fund
Franklin Small Cap Value Securities Fund	Templeton Growth Securities Fund

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Meeting of Shareholders of Franklin Templeton Variable Insurance Products Trust scheduled for March 21, 2007 at 10:00 a.m., Pacific Time. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card(s) and/or voting instruction form(s). Each of the above listed funds (the “Funds”) is a separate series of Franklin Templeton Variable Insurance Products Trust (the “Trust”). The shares of the Funds are sold to separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Funds that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your vote.

     If you are a Variable Contract Owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund or Funds underlying your Variable Contract. If you are a shareholder, one or more proxy cards are enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

     We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) in the postage-paid envelope. When Variable Contracts owners return their voting instructions promptly, the Trust may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more Funds, you will receive a voting instruction form for each such Fund. Please complete, sign and return each proxy card/voting instruction form you receive.

     We welcome your comments. If you have any questions, call MIS, an ADP Company, at 1-888-684-2440, 9:00 a.m. – 9:00 p.m., Eastern Time, Monday through Friday, and 10:00 a.m. – 6:00 p.m., Eastern Time, Saturday.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
Franklin Global Communications Securities Fund	Franklin Strategic Income Securities Fund
Franklin Growth and Income Securities Fund	Franklin U.S. Government Fund
Franklin High Income Securities Fund	Franklin Zero Coupon Fund-2010
Franklin Income Securities Fund	Mutual Discovery Securities Fund
Franklin Large Cap Growth Securities Fund	Mutual Shares Securities Fund
Franklin Large Cap Value Securities Fund	Templeton Developing Markets Securities Fund
Franklin Money Market Fund	Templeton Foreign Securities Fund
Franklin Real Estate Fund	Templeton Global Asset Allocation Fund
Franklin Rising Dividends Securities Fund	Templeton Global Income Securities Fund
Franklin Small Cap Value Securities Fund	Templeton Growth Securities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the “Meeting”) of the above-listed funds (the “Funds”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”)1 will be held at the Trust’s offices located at One Franklin Parkway, San Mateo, CA 94403-1906, on March 21, 2007 at 10:00 a.m., Pacific Time.

     During the Meeting, shareholders of the Funds will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees of the Trust.

2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

3.	To approve amendments to certain of the Funds’ fundamental investment restrictions (includes eight (8) Sub-Proposals) as follows:

	(a)	To amend the fundamental investment restrictions regarding borrowing.

	(b)	To amend the fundamental investment restrictions regarding underwriting.

	(c)	To amend the fundamental investment restrictions regarding lending.

	(d)	To amend the fundamental investment restrictions regarding investments in real estate.

	(e)	To amend the fundamental investment restrictions regarding investments in commodities.

	(f)	To amend the fundamental investment restrictions regarding issuing senior securities.

	(g)	To amend the fundamental investment restrictions regarding industry concentration.

	(h)	To amend the fundamental investment restrictions regarding diversification of investments.

4.	To approve the elimination of certain of the Funds’ fundamental investment restrictions.

5.	For Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund, to approve the reclassification of certain investment policies as non-fundamental.
____________________

1	The Meeting will include most other U.S. registered open-end Franklin, Templeton and Mutual Series funds and Franklin Mutual Recovery Fund, which are issuing separate proxy solicitation materials.

6.	For Franklin Real Estate Fund, to approve a change in the Fund’s principal investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return.

7.	For Franklin Real Estate Fund, to approve a new investment management agreement between the Trust, on behalf of Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC.

8.	For Franklin Real Estate Fund, to approve a subadvisory agreement between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc.

9.	For Franklin Real Estate Fund, to approve a change in the Fund’s classification from a diversified to a non-diversified fund.

     The shares of the Funds are sold to separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies. The Participating Insurance Companies, as the shareholders of record of the Funds, hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Funds that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

By Order of the Board of Trustees,

Craig S. Tyle
Vice President
February 7, 2007

     Please sign and promptly return the voting instruction form(s) in the enclosed self-addressed envelope regardless of the number of shares attributable to your Variable Contract.

PROXY STATEMENT

TABLE OF CONTENTS

		Page
Information About Voting		1
The Proposals
Proposal 1:	To Elect a Board of Trustees of the Trust	4
Proposal 2:	To Approve an Agreement and Plan of Reorganization That Provides for the Reorganization
	of the Trust from a Massachusetts Business Trust to a Delaware Statutory Trust	13
Introduction to Proposals 3 and 4		16
Proposal 3:	To Approve Amendments to Certain of the Funds’ Fundamental Investment Restrictions
	(this Proposal involves separate votes on Sub-Proposals 3a-3h)	17
Sub-Proposal 3a:	To amend the fundamental investment restrictions regarding borrowing	17
Sub-Proposal 3b:	To amend the fundamental investment restrictions regarding underwriting	18
Sub-Proposal 3c:	To amend the fundamental investment restrictions regarding lending	18
Sub-Proposal 3d:	To amend the fundamental investment restrictions regarding investments
	in real estate	19
Sub-Proposal 3e:	To amend the fundamental investment restrictions regarding investments
	in commodities	20
Sub-Proposal 3f:	To amend the fundamental investment restrictions regarding issuing
	senior securities	21
Sub-Proposal 3g:	To amend the fundamental investment restrictions regarding industry
	concentration	22
Sub-Proposal 3h:	To amend the fundamental investment restrictions regarding diversification of
	investments	24
Proposal 4:	To Approve the Elimination of Certain of the Funds’ Fundamental Investment Restrictions	26
Proposal 5:	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental	28
Introduction to Proposals 6 through 9		29
Proposal 6:	To Approve a Change in Franklin Real Estate Fund’s Principal Investment Goal of Capital
	Appreciation With a Secondary Goal to Earn Current Income to a Goal of High Total Return	30
Proposals 7 and 8: To Approve a New Investment Management Agreement Between the Trust, on behalf of
	Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC and
	To Approve a Subadvisory Agreement Between Franklin Templeton Institutional, LLC and
	Franklin Advisers, Inc. with respect to Franklin Real Estate Fund	30
Proposal 9:	To Approve a Change in Franklin Real Estate Fund’s Classification From a “Diversified” to
	a “Non-Diversified” Fund	38
Additional Information About the Trust		39
Audit Committee		40
Further Information About Voting and the Meeting		42

EXHIBITS

Exhibit A—Nominating Committee Charter		A-1
Exhibit B—Form of Agreement and Plan of Reorganization		B-1
Exhibit C—Comparison of Massachusetts and Delaware Governing Instruments and State Law		C-1
Exhibit D-1—Fundamental Investment Restrictions Recommended to be Amended		D-1-1
Exhibit D-2—Text of Fundamental Investment Restrictions Recommended to be Amended		D-2-1
Exhibit E-1—Fundamental Investment Restrictions Recommended to be Eliminated		E-1-1
Exhibit E-2—Text of Fundamental Investment Restrictions Recommended to be Eliminated		E-2-1
Exhibit F—Form of Proposed Investment Management Agreement between Franklin Templeton Variable
Insurance Products Trust, on behalf of Franklin Global Real Estate Securities Fund, and Franklin
Templeton Institutional, LLC		F-1
Exhibit G—Form of Proposed Subadvisory Agreement Between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc.		G-1
Exhibit H—Investment Managers and Sub-Investment Manager Information		H-1
Exhibit I—Outstanding Shares as of January 5, 2007		I-1
Exhibit J—Principal Holders of Shares as of January 5, 2007		J-1

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth Securities Fund	Franklin Small-Mid Cap Growth Securities Fund
Franklin Global Communications Securities Fund	Franklin Strategic Income Securities Fund
Franklin Growth and Income Securities Fund	Franklin U.S. Government Fund
Franklin High Income Securities Fund	Franklin Zero Coupon Fund-2010
Franklin Income Securities Fund	Mutual Discovery Securities Fund
Franklin Large Cap Growth Securities Fund	Mutual Shares Securities Fund
Franklin Large Cap Value Securities Fund	Templeton Developing Markets Securities Fund
Franklin Money Market Fund	Templeton Foreign Securities Fund
Franklin Real Estate Fund	Templeton Global Asset Allocation Fund
Franklin Rising Dividends Securities Fund	Templeton Global Income Securities Fund
Franklin Small Cap Value Securities Fund	Templeton Growth Securities Fund

PROXY STATEMENT

◆INFORMATION ABOUT VOTING

   Who is asking for my vote?

     The Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), in connection with a Special Meeting of Shareholders of the funds of the Trust listed above (collectively, the “Funds” and individually, a “Fund”), to be held on March 21, 2007 (the “Meeting”), have requested that shareholders vote on several matters affecting the Trust and the Funds. Shares of the Funds are sold to separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Company. As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote shares of the Fund or Funds attributable to your Variable Contract. Therefore, each Participating Insurance Company hereby solicits voting instructions from the owners of the Variable Contracts issued by such Company with respect to the shares of the Funds attributable to such Variable Contracts.

     For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Funds, unless the context otherwise requires.

   Who is eligible to vote?

      Shareholders of record at the close of business on January 5, 2007, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting with respect to that Fund. The Notice of Special Meeting, proxy card(s), voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about February 13, 2007.

   On what issues am I being asked to vote?

     Shareholders are being asked to vote on the following Proposals:

Proposal No.	Proposal	Shareholders Entitled to Vote:
1.	To elect a Board of Trustees of the Trust	All shareholders voting together in the aggregate
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust	All shareholders voting separately by Fund
3.	To approve amendments to certain fundamental investment restrictions of each Fund (includes eight (8) Sub-Proposals)	All shareholders voting separately by Fund
4.	To approve the elimination of certain of the Funds’ fundamental investment restrictions	Shareholders of Franklin Growth and Income Securities Fund, High Income Securities Fund, Large Cap Growth Securities Fund, Money Market Fund, Real Estate Fund, Small Cap Value Securities Fund, U.S. Government Fund, Zero Coupon Fund-2010, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Global Income Securities Fund and Templeton Growth Securities Fund, voting separately by Fund
5.	To approve the reclassification of certain investment policies as non-fundamental	Shareholders of Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund, voting separately by Fund
6.	To approve a change in Franklin Real Estate Fund’s principal investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return	Shareholders of Franklin Real Estate Fund voting only
7.	To approve a new investment management agreement between the Trust, on behalf of Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC	Shareholders of Franklin Real Estate Fund voting only
8.	To approve a subadvisory agreement between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc. with respect to Franklin Real Estate Fund	Shareholders of Franklin Real Estate Fund voting only
9.	To approve a change in Franklin Real Estate Fund’s classification from a diversified to a non-diversified fund	Shareholders of Franklin Real Estate Fund voting only

   How do the Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote:

1.	FOR the election of all nominees as Trustees of the Trust (all shareholders voting together in the aggregate);

2.	FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust (all shareholders voting separately by Fund);

3.	FOR the approval of each of the proposed amendments to certain of the Funds’ fundamental investment restrictions (all shareholders voting separately by Fund);

4.	FOR the approval of the elimination of certain of the Funds’ fundamental investment restrictions (applicable Fund shareholders voting separately by Fund);

5.	FOR the approval of the reclassification of certain investment policies as non-fundamental for Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund (shareholders of Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund only, voting separately by Fund);

6.	FOR the approval of a change in Franklin Real Estate Fund’s principal investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return (shareholders of Franklin Real Estate Fund voting only);

7.	FOR the approval of a new investment management agreement between the Trust, on behalf of Franklin Real Estate Fund, and Franklin Templeton Institutional, LLC (shareholders of Franklin Real Estate Fund voting only);

8.	FOR the approval of a subadvisory agreement between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc. with respect to Franklin Real Estate Fund (shareholders of Franklin Real Estate Fund voting only); and

9.	FOR the approval of a change in Franklin Real Estate Fund’s classification from a diversified to a non-diversified fund (shareholders of Franklin Real Estate Fund voting only).

   How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form.

      For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of the Proposals 1 through 9, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given and signed voting instruction forms without specified instructions will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

     For Direct Owners (and not Variable Contract Owners): Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 9 on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 9 on which you are entitled to vote, your shares will be voted FOR all Proposals on which you are entitled to vote.

   May I revoke my voting instructions/proxy?

     If you are a Variable Contract owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

     If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

◆THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST

   How are nominees selected?

     The Board of Trustees of the Trust (the “Board” or the “Trustees”) has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, Edith E. Holiday, Frank W. T. LaHaye and Frank A. Olson, none of whom is an “interested person” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Trust are referred to as the “Interested Trustees.”

     The Nominating Committee is responsible for recommending candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment managers and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex.

     When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached to this proxy statement as Exhibit A.

   Who are the nominees?

     All of the nominees, except Messrs. Ginn, Thompson and Wilson, are currently members of the Board. Ms. Holiday and Messrs. Carlson, Ginn, Olson, Thompson and Wilson are standing for election by shareholders for the first time, and each of whom (other than Mr. Ginn) was initially recommended by an incumbent Independent Trustee for consideration as nominees for Trustee. Mr. Ginn was recommended by an incumbent Interested Trustee and an Executive Officer of Franklin Resources, Inc. for consideration as a nominee for Independent Trustee. If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. Other than Mr. Ginn, all of the current nominees are directors or trustees of other Franklin® funds and/or Templeton® funds. Among these nominees, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be “interested persons” of the Trust for purposes of the 1940 Act.

     Certain Interested Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.1% and 14.5%, respectively, of its outstanding shares as of September 30, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Trust, and Rupert H. Johnson, Jr., a Trustee, President and Chief Executive Officer – Investment Management of the Trust, are brothers. There are no other family relationships among any of the nominees for Trustee. The principal offices of Resources are located at One Franklin Parkway, San Mateo, California 94403-1906.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

     Listed below for the nominees are their names, years of birth and addresses, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee (or would oversee if elected at the Meeting), and any other directorships held by the nominees.

Nominees for Independent Trustee:

			Number of
			Fund Portfolios
			in Franklin
			Templeton
			Investments
			Fund Complex
			Overseen or To
			be Overseen
		Length of	by Board
Name, Year of Birth and Address	Position	Time Served	Member*	Other Directorships Held
Harris J. Ashton (1932)	Trustee	Since 1988	143	Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

			Number of
			Fund Portfolios
			in Franklin
			Templeton
			Investments
			Fund Complex
			Overseen or To
			be Overseen
		Length of	by Board
Name, Year of Birth and Address	Position	Time Served	Member*	Other Directorships Held
Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	123	None
Principal Occupation During Past 5 Years:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Sam L. Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	121	Director, Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	143	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929)	Trustee	Since 1988	123	Director, Center for Creative Land
One Franklin Parkway				Recycling (redevelopment).
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (asset management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

			Number of
			Fund Portfolios
			in Franklin
			Templeton
			Investments
			Fund Complex
			Overseen or To
			be Overseen
		Length of	by Board
Name, Year of Birth and Address	Position	Time Served	Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	143	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly Foundation Health) (integrated managed care), The Hertz Corporation (car rental), Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly Commonwealth Edison), UAL Corporation (airlines) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

Larry D. Thompson (1945)	Nominee	Not Applicable	141	None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Nominee	Not Applicable	123	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).

Nominees for Interested Trustee:

Number of
Portfolios in
Franklin
Templeton
Investments
Fund Complex
Overseen or to
		Length of	Be Overseen by
Name, Year of Birth and Address	Position	Time Served	Trustee*	Other Directorships Held
**Charles B. Johnson (1933)	Trustee and	Since 1988	143	None
One Franklin Parkway	Chairman of
San Mateo, CA	the Board
94403-1906

Principal Occupation During Past 5 Years:
Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940)	Trustee, President and Chief	Trustee since 1988	126	None
One Franklin Parkway	Executive Officer—Investment	and President and
San Mateo, CA	Management	Chief Executive
94403-1906		Officer—Investment
Management since 2002

Principal Occupation During Past 5 Years:
Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 44 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.
**	The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Messrs. Johnson and Johnson are each considered an interested person of the Trust due to their positions as officers, directors and shareholders of Resources, which is the parent company of the investment managers and distributor for the Funds, and their positions with the Trust.

   How often do the Trustees meet and what are they paid?

      The role of the Trustees is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of all shareholders. The Trustees anticipate meeting at least nine times during the current fiscal year and more frequently as necessary. The Trustees also oversee the services furnished to the Trust by the investment managers to the Funds (the “Investment Managers”), and various other service providers. The Trust currently pays the Independent Trustees a quarterly fee of $2,380 and $670 for each Board meeting attended; these fees based upon a fee schedule applicable to all Franklin Funds1 on whose Boards they serve with the actual amount of such fees paid to any Trustee being subject to reduction as a result of fee caps limiting the total amount of fees payable to Independent Trustees serving on boards of multiple Franklin Templeton funds. The compensation of the Independent Trustees of the Franklin Funds is established by such Independent Trustees. Independent Trustees serving on the Audit Committee of the Trust and other Franklin Templeton funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. In addition, the Independent Trustee who serves as chairperson of the Audit Committee receives an additional fee of $20,000 per year, a portion of which is allocated to each Franklin Templeton fund for which he serves as Audit Committee Chairperson. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board Meeting.

      The Trustees and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

      During the fiscal year ended December 31, 2006, there were [nine] meetings of the Board, five meetings of the Audit Committee, and eight meetings of the Nominating Committee. Each nominee for Trustee then in office attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served. The Trust does not currently have a formal policy regarding Trustees’ attendance at annual shareholders’ meetings. The Trust did not hold, and was not required to hold, an annual meeting at which trustees were elected during its last fiscal year.

     Certain Interested Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the Franklin Templeton funds. The Investment Managers or their affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

      The following table indicates the total fees paid to the Independent Trustees by the Trust individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in the Franklin Templeton Investments fund complex, many of which hold meetings at different dates and times.

			Number of Boards
		Total Compensation	within Franklin
	Aggregate	from Franklin	Templeton
	Compensation	Templeton	Investments Fund
	from the	Investments	Complex on which
Name of Trustee	Trust*	Fund Complex**	Trustee Serves***
Harris J. Ashton	$12,639	$409,510	41
Robert F. Carlson	19,431	132,523	14
S. Joseph Fortunato****	8,571	292,948	N/A
Sam L. Ginn******	None	None	N/A
Edith E. Holiday	13,946	422,501	42
Frank W. T. LaHaye	19,086	225,560	25
Gordon S. Macklin*****	9,604	302,820	N/A
Frank A. Olson	16,554	373,818	29
Larry D. Thompson******	None	147,950	14
John B. Wilson******	None	117,917	14

____________________

1	For this purpose “Franklin Funds” means all U.S. registered funds within the Franklin Templeton Investments fund complex excluding the Templeton funds, the Mutual Series funds, Franklin Managed Trust and Franklin Value Investors Trust.

____________________

*	Compensation received for the fiscal year ended December 31, 2006.
**	Compensation received for the calendar year ended December 31, 2006.
***	We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.
****	Mr. Fortunato retired from the Board effective September 5, 2006.
*****	Mr. Macklin retired from the Board effective September 12, 2006.
******	Messrs. Ginn, Thompson and Wilson are nominees for Independent Trustee and did not serve on the Trust’s Board during the fiscal year ended December 31, 2006.

      Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the basic annual retainer and regular meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

      The following tables provide the dollar range of the equity securities of the Trust (including each Fund thereof) and of all funds overseen by the nominees for Trustee in the Franklin Templeton Investments fund complex beneficially owned by the nominees for Trustee:

Nominees for Independent Trustee:

Aggregate Dollar Range of
Equity Securities in all Funds Overseen or to be
	Dollar Range of Equity	Overseen by the Nominee in the
Name of Nominee	Securities in the Trust*	Franklin Templeton Investments Fund Complex*
Harris J. Ashton	None	Over $100,000
Robert F. Carlson	None	Over $100,000
Sam L. Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
Frank W. T. LaHaye	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Nominees for Interested Trustee:

Aggregate Dollar Range of
Equity Securities in all Funds Overseen by
	Dollar Range of Equity	the Nominee in the Franklin Templeton
Name of Nominee	Securities in the Trust*	Investments Fund Complex*
Charles B. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000
____________________

*	As of December 31, 2006.

   Who are the Executive Officers of the Trust?

     Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below for the Executive Officers are their names, years of birth and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Charles B. Johnson	Chairman of the Board and Trustee	Since 1998

Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Charles B. Johnson.
Rupert H. Johnson, Jr.	Trustee	Since 1988
	President and Chief	Since 2002
Executive Officer – Investment
Management

Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Rupert H. Johnson, Jr.
Jimmy D. Gambill (1947)	Senior Vice President and	Since 2002
500 East Broward Blvd.	Chief Executive Officer—
Suite 2100	Finance and Administration
Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 46 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960)	Vice President	Since 2005
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997–2004).
James M. Davis (1952)	Chief Compliance Officer	Chief Compliance Officer
One Franklin Parkway	And Vice President—	since 2004
San Mateo, CA 94403-1906	AML Compliance	and Vice President
AML Compliance
since 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Name, Year of Birth and Address	Position	Length of Time Served
Barbara J. Green (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc. and Templeton Investment Counsel, LLC; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc. and, currently, of 46 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986–1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

David P. Goss (1947)	Vice President	Since 2000
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc. and, currently, officer of 46 of the investment companies in Franklin Templeton Investments.
Laura Fergerson (1962)	Treasurer	Since 2004
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; currently, officer of 30 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
Galen G. Vetter (1951)	Chief Financial Officer and	Since 2004
500 East Broward Blvd.	Chief Accounting Officer
Suite 2100
Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; currently, officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
Karen L. Skidmore (1952)	Vice President and Secretary	Vice President since 2006 and
One Franklin Parkway		Secretary since April 2006
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and, currently, officer of 30 of the investment companies in Franklin Templeton Investments.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH OF THE NOMINEES TO THE BOARD

PROPOSAL 2:	TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

     The Board unanimously recommends that the shareholders of the Trust approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), substantially in the form attached to this Proxy Statement as Exhibit B, that would change the state of organization of the Trust which is currently organized as a Massachusetts business trust. This proposed change calls for the reorganization of the Trust to a newly formed Delaware statutory trust (the “DE Trust”). The proposed reorganization will be referred to throughout this proxy statement as the “DE Reorganization.” To implement the DE Reorganization, the Board has approved the Reorganization Plan, which contemplates the continuation of the current business of the Trust in the form of the new DE Trust.

What will the DE Reorganization mean for the Trust and its shareholders?

     If the Reorganization Plan is approved by shareholders of the Trust and the DE Reorganization is implemented, the DE Trust’s series (each, a “DE Fund”) would have the same investment goal(s), policies and restrictions as the corresponding Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions or policies and changes to investment goals described in Proposals 3-6 and 9 in this proxy statement). The DE Trust’s Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust in essentially the same manner as they previously operated the Trust. Thus, on the effective date of the DE Reorganization, you would hold an interest in the DE Trust and the DE Funds that is equivalent to your then interest in the Trust and the Funds. For all practical purposes, a shareholder’s investment in a Fund would not change.

Why is the Board recommending approval of the Reorganization Plan and the DE Reorganization?

      The Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Massachusetts business trusts are required to file an Officer’s Certificate with The Commonwealth of Massachusetts with resolutions adopted by its board of trustees each time that the board determines to amend the declaration of trust (for example, to designate and create additional classes of shares or to change or eliminate classes of shares). Such filings are not required in Delaware.

     Another advantage of Delaware statutory trusts compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations (generally limited to the full subscription price of the stock). Moreover, Massachusetts business trust law does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or any of the other series are enforceable against the assets of that series.

     Most of the Franklin Templeton funds are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of the Franklin Templeton funds, including the Board and management of the Trust, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

     Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibit C to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from Massachusetts business trusts.

What are the procedures and consequences of the DE Reorganization?

     Upon completion of the DE Reorganization, the DE Trust and the DE Funds will continue the business of the Trust and the Funds with the same investment goals and policies as those existing on the date of the DE Reorganization (including those approved in Proposals 3-6 and 9 of this proxy statement), and will hold the same portfolio of securities previously held by the corresponding Fund. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Trust. As the successor to the Trust’s operations, the DE Trust will adopt the Trust’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

     The DE Trust and the DE Funds were created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Funds. To accomplish the DE Reorganization, the Reorganization Plan provides that the Trust, on behalf of each Fund, will transfer all of the Fund’s portfolio securities and any other assets, subject to its related liabilities, to the DE Trust, on behalf of the corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust, on behalf of the DE Funds, will issue shares of each DE Fund to the Trust, on behalf of the corresponding Funds, which will then distribute those shares pro rata to you as a shareholder of the Funds. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Fund(s) as you held in the Fund(s) on the date of the DE Reorganization. The net asset value of each share of the DE Funds will be the same as that of the corresponding Fund on the date of the DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Fund(s) that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of the DE Reorganization, the Trust and the Fund(s) will be dissolved and will cease their existence.

     The Board may terminate the Reorganization Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of Trust shareholders. If the DE Reorganization is not approved by shareholders, or if the Board abandons the DE Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the DE Reorganization is approved by shareholders, it is expected to be completed by May 1, 2007.

What effect will the DE Reorganization have on the current investment management agreements?

     As a result of the DE Reorganization, the DE Trust will enter into a new investment management agreement or agreements between the DE Trust and the Investment Managers (and, if applicable, a new subadvisory agreement or agreements). The new agreements will be substantially identical to the then-current agreements with the Investment Managers (and subadvisers, as applicable) (including, if approved by shareholders of the Franklin Real Estate Fund, the new investment management and subadvisory agreements described in Proposals 7 and 8).

What effect will the DE Reorganization have on the shareholder servicing agreements and distribution plans?

     The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and accounting services. These new agreements will be substantially identical to the agreements currently in place for the Funds. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that will be substantially identical to the distribution agreement currently in effect for the Trust.

     As of the effective date of the DE Reorganization, the DE Trust on behalf of the DE Funds will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the corresponding Fund.

What is the effect of shareholder approval of the Reorganization Plan?

      Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement for a fund. Theoretically, if the Reorganization Plan is approved for the Trust and the Trust is reorganized to the DE Trust, shareholders of the DE Trust would need to vote on these two items in order to comply with the 1940 Act.

     In order to comply with these requirements and consistent with SEC guidance, shareholder approval of the Reorganization Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees who are in office on the effective date of the DE Reorganization (including, if elected, any new Board nominees) as trustees of the DE Trust; and (2) the new investment management agreements (and, as applicable, subadvisory agreements) for the DE Trust and its series that are substantially identical to the agreements then in place for the Funds (including, if approved by shareholders of the Franklin Real Estate Fund, the new investment management and subadvisory agreements described in Proposals 7 and 8).

     If the Reorganization Plan is approved by shareholders, then this initial shareholder approval for the new DE Trust will be arranged by the Trust (1) purchasing one share of each series of the DE Trust; (2) as sole shareholder, voting “FOR” the election of trustees and the initial investment management agreements (and, as applicable, subadvisory agreements); and (3) then redeeming its shares, all prior to the completion of the DE Reorganization. These actions will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

     The DE Trust was formed as a Delaware statutory trust on October 18, 2006, pursuant to Delaware law. The DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the same series and classes as the Trust.

      As of the effective date of the DE Reorganization, shares of the respective series and classes of the Trust and the DE Trust will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; (4) have no preemptive or subscription rights; (5) have similar voting and liquidation rights; and (6) have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Trust provides for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the Trust.

Are there any tax consequences for shareholders?

     The DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in a series of the DE Trust will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended (the “Code”), the exchange of assets of the Funds for the shares of the corresponding DE Funds, the transfer of such shares to the shareholders of the Funds, and the dissolution of the Funds pursuant to the Reorganization Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Trust, the Funds, the DE Trust or the DE Funds, or any of their shareholders.

What is the effect of my voting “For” the Reorganization Plan?

      By voting “FOR” the Reorganization Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, investment policies and restrictions, investment management agreements, distribution plans and other service arrangements that are substantially identical to those in place for the Trust and the Funds (with any such changes as shareholders may approve at the Meeting).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

      Since the time when many of the Funds were created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, many of the Funds are subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the SEC, or state securities laws and regulations, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”); (iii) were adopted in response to regulatory, business or industry conditions that no longer exist; or (iv) vary only slightly (and not substantively) from what are now considered to be the standard forms of investment restrictions for the Franklin Templeton funds. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain fundamental investment restrictions for the Funds principally to (i) update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental”; and (ii) conform and standardize each Fund’s fundamental investment restrictions to those of the most recently created Franklin Templeton funds and across substantially all Franklin Templeton funds to the extent practicable. Most of the other Franklin Templeton funds participating in the Meeting will be asked to vote on substantially similar proposals.

      The Board and the Investment Managers believe that there are several advantages to revising the Funds’ fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating their language now, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Managers believe that an Investment Manager’s ability to manage a Fund’s assets in a changing investment environment may be enhanced because the Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment policies or strategies. Finally, the standardized fundamental investment restrictions are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance across the entire Franklin Templeton fund complex and help avoid conflicts among restrictions whose language varies only slightly from one to another.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other Franklin Templeton funds that have recently amended their fundamental investment restrictions or have recently been created. Except as discussed below and in Proposal 9, the proposed standardized investment restrictions will not affect any Fund’s investment goal or its current principal investment strategies. The Board and the Investment Managers anticipate that the proposed changes in the fundamental investment restrictions will not materially change the manner in which the Funds are currently managed and operated. Although the proposed amendments will give some Funds greater flexibility to respond to possible future investment opportunities, the Board and the Investment Managers also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund at this time.

      However, should an Investment Manager believe that the way a Fund is managed in the future should be modified, the Investment Manager would continue to request approval by the Board of any such material modification. In addition, any necessary or appropriate modifications to the risk disclosures to shareholders, including amending the Fund’s prospectus and statement of additional information (“SAI”), would be made.

      If a Sub-Proposal within Proposal 3 or Proposal 4 is not approved by shareholders of a Fund, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect for that Fund. Whether or not shareholders of one Fund approve a Sub-Proposal within Proposal 3 or Proposal 4 will not affect whether such Sub-Proposal or Proposal 4 is approved for another Fund.

PROPOSAL 3:	TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a–3h)

      Each Fund’s existing fundamental investment restrictions that are proposed to be amended are listed in Exhibit D-1, which is entitled “Fundamental Investment Restrictions Recommended to be Amended,” with the text of the current restrictions set forth in Exhibit D-2 to this proxy statement. Shareholders of each Fund are requested to vote separately on each Sub-Proposal within Proposal 3 that is applicable to their Fund. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Trust’s registration statement, reflecting such changes to the Fund’s fundamental investment restrictions. The Board recommends unanimously a vote “FOR” each Sub-Proposal.

Sub-Proposal 3a: To amend the fundamental investment restrictions regarding borrowing.

     The 1940 Act imposes certain limitations on the borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

     Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

      The proposed standardized fundamental investment restriction regarding borrowing is as follows:

[A Fund may not:] Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current borrowing restrictions have on the Funds?

     The current investment restrictions of the Funds relating to borrowing generally either (i) are substantially the same as the proposed standardized investment restriction on borrowing set forth above or (ii) limit the amount of money that may be borrowed by a Fund to a certain percentage of that Fund’s total assets that might be different from the 1940 Act percentage and/or the purposes for which the Fund may borrow money. For example, the investment restrictions of some Funds provide that the Funds may only borrow money for temporary or emergency purposes (e.g., in order to meet shareholder redemption requests). The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, a Fund would not be unnecessarily limited if its Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders.

      The proposed fundamental investment restriction would also permit certain Funds, which are otherwise currently limited as to the entities from whom they may borrow, to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Franklin Templeton funds permitting the Funds to borrow money from other Franklin Templeton funds (the “Inter-Fund Lending and Borrowing Order”). Some current investment restrictions regarding borrowing do not allow a Fund to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit a Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other Franklin Templeton funds at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit a Fund to borrow from other affiliated entities, such as its Investment Manager, under emergency market conditions that might prompt a significant increase in redemptions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     Because the proposed borrowing restriction would provide certain Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

Sub-Proposal 3b: To amend the fundamental investment restrictions regarding underwriting.

     Under the 1940 Act, a Fund’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not necessarily make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

     The proposed standardized fundamental investment restriction regarding underwriting is as follows:

[A Fund may not:] Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What effect will amending the current underwriting restriction have on the Funds?

     The Funds’ current fundamental investment restrictions relating to underwriting prohibit the Funds from acting as underwriters. The investment restriction makes it clear that a Fund may sell portfolio securities that the Fund owns.

      The proposed standardized fundamental investment restriction relating to underwriting is substantially similar to the current investment restriction by prohibiting each Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that a Fund may re-sell portfolio securities that the Fund owns and that it may also sell its own shares. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.

Sub-Proposal 3c: To amend the fundamental investment restrictions regarding lending.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements.2

     Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3f below.)

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2	A repurchase agreement involves a fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase them at the original purchase price plus accrued interest.

      The proposed standardized fundamental investment restriction regarding lending is as follows:

[A Fund may not:] Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (1) the lending of portfolio securities, (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

What effect will amending the current lending restrictions have on the Funds?

      The Funds’ current fundamental investment restrictions regarding lending generally prohibit the Funds from making loans, except that the Funds may purchase debt securities and instruments, enter into repurchase agreements and lend their portfolio securities.

     The proposed standardized fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed standardized restriction also standardizes the list of exclusions from the restriction. Excluded from the new proposed lending restriction are (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with a Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

      By permitting lending up to a stated percentage, the proposed fundamental investment restriction also extends to all Funds additional flexibility to make loans to other persons, including affiliated investment companies, as contemplated by the Inter-Fund Lending and Borrowing Order discussed above under “Sub-Proposal 3a: To amend the fundamental investment restrictions regarding borrowing.” These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under some of the current lending investment restrictions, some Funds may not be able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order to make loans to other Funds. However, in no event would a Fund be able to loan more than thirty-three and one-third percent (33 1/3%) of its total assets. This additional lending ability may also permit a Fund to take advantage of investment strategies or instruments developed in the future which may be considered by the SEC Staff to constitute a “loan.”

     It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.

Sub-Proposal 3d: To amend the fundamental investment restrictions regarding investments in real estate.

     Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The current fundamental investment restrictions relating to real estate generally prohibit the Funds from investing in real estate, although some Funds may invest in publicly traded securities issued by companies in the real estate industry or in obligations secured by real estate.

     The proposed standardized fundamental investment restriction regarding investing in real estate is as follows:

[A Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

What effect will amending the current real estate restrictions have on the Funds?

     The proposed standardized investment restriction would permit the Funds to continue to invest in marketable securities secured by real estate and in real estate investment trusts. In addition, the proposed investment restriction would expand and clarify each Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and in securities or instruments for which there is a limited or no market. The proposed restriction would also permit a Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

     Modifying the Funds’ real estate restrictions may increase a Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility, to the extent that a Fund invests or increases its investments in real estate related securities. Under the proposed standardized real estate restriction, a Fund will not be limited to investments in publicly traded securities secured by real estate or interests therein, which would permit the Fund to invest in illiquid real estate related securities (to the extent it is not already permitted to do so). To the extent that these instruments are illiquid, they will be subject to each Fund’s non-fundamental investment restriction, consistent with the SEC Staff’s position on illiquid securities, which prohibits a Fund from investing more than 15% of its net assets (10% for a money market fund) in illiquid securities (the “Illiquid Securities Restriction”).3 However, it is not currently intended that any Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to real estate would involve additional material risk at this time to any Fund.

Sub-Proposal 3e: To amend the fundamental investment restrictions regarding investments in commodities.

     Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     The proposed standardized fundamental investment restriction regarding investments in commodities for each of the Funds, other than Mutual Discovery Securities Fund and Mutual Shares Securities Fund (the “Mutual Series Funds”), is as follows:

[A Fund may not:] Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

      However, as more fully described below for the Mutual Series Funds, the Board is recommending adoption of a fundamental investment restriction regarding investments in commodities that is the same as the current investment restriction for each of the series within Franklin Mutual Series Fund Inc., which are sold to retail investors (the “retail Mutual Series Funds”).

What effect will amending the current commodities restriction have on the Funds (other than the Mutual Series Funds)?

     A few Funds have a fundamental investment restriction that prohibits them from investing in commodities or commodity pools. However, for many of the Funds, the current fundamental investment restriction regarding commodities provides that the Funds may not purchase or sell commodity contracts, except futures contracts with respect to securities, currencies and indices and related options.

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3	An “illiquid security” is one that cannot be sold by a Fund within seven days for a price that approximates the value that the Fund has placed on that security on its books.

     The proposed fundamental investment restriction relating to commodities clarifies the ability of the Funds to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. The Investment Managers are not currently seeking to change any Fund’s current use of futures contracts or related options. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve any change in a Fund’s current investment strategies or additional material investment risk at this time. However, it is anticipated that some Investment Managers may, in the future, request the Board to approve amendments to certain Funds’ non-fundamental policies with respect to investments in derivatives contracts, including futures. The Funds’ disclosures to shareholders would then be amended to reflect any additional use of such derivatives, including any additional risks.

For the Mutual Series Funds, what effect will amending the current commodities restriction have on those Funds?

      For the Mutual Series Funds, the Board is recommending that each Mutual Series Fund’s investment restriction regarding investments in commodities be amended to match the fundamental commodities restriction currently adopted by the retail Mutual Series Funds. The Mutual Series Funds are managed in substantially the same manner as the retail Mutual Series Funds. The fundamental investment restriction regarding commodities as currently in effect for the retail Mutual Series Funds and as proposed to be adopted for each Mutual Series Fund is as follows:

[The Fund may not:] Purchase or sell commodities or commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool). Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction.

      The proposed commodities restriction for the Mutual Series Funds would expressly permit such Funds to invest in physical commodities and commodities contracts so long as such investments would not cause the Funds to be considered a “commodity pool” under the rules of the Commodities Futures Trading Commission (the “CFTC”). Currently, the rules of the CFTC permit an SEC registered investment company, like the Funds, to invest in commodities and commodities contracts without being considered a commodity pool, so long as certain notice filings are made by the investment company with the CFTC and certain disclosures regarding this policy are made to investors.

     Fund Management has no current plans for either Mutual Series Fund to invest in any physical commodities if this change to its fundamental commodities restriction is approved by its shareholders. However, the Mutual Series Funds’ Investment Manager believes that it would be in shareholders’ interests to have the commodities investment restrictions for the Mutual Series Funds and the retail Mutual Series Funds be the same so that, in the event a future investment opportunity would arise involving commodities in which the retail Mutual Series Funds could participate, the Mutual Series Funds could likewise be able to participate.

     Should a Mutual Series Fund in the future actually invest in physical commodities according to the proposed fundamental investment restriction, such Fund would be subject to the risks associated with such investments including potential price volatility, relative illiquidity and market speculation by other investors in such commodity or related contracts.

Sub-Proposal 3f: To amend the fundamental investment restrictions regarding issuing senior securities.

      The 1940 Act requires a Fund to have a fundamental investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

      SEC Staff interpretations allow an open-end fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

      The proposed standardized fundamental investment restriction regarding issuing senior securities is as follows:

[A Fund may not:] Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current senior securities restriction have on the Funds?

     The current fundamental investment restrictions relating to issuing senior securities for all Funds generally prohibit a Fund from issuing senior securities; however, some Funds exclude from this prohibition certain portfolio investments or strategies, such as futures contracts, short sales, reverse repurchase agreements and permitted borrowings.

     The proposed restriction would permit a Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Funds may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales, and the other investments and strategies previously carved out by the SEC.

      None of the Funds has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board and the Investment Managers do not anticipate that amending the current restriction will result in additional material risk to any Fund. Any additional risks to which a Fund may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. Also, notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.

Sub-Proposal 3g: To amend the fundamental investment restrictions regarding industry concentration.

     Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies and certain tax-exempt securities) in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC Staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

      The proposed, standardized fundamental investment restriction regarding industry concentration for those Funds that do not have, and the Board is not recommending that they have, a policy to concentrate in any particular industry (the “non-concentrating Funds”) is as follows:

[A Fund may not:] Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) or [for Franklin Money Market Fund only,] certificates of deposit, bankers’ acceptances and other similar obligations of domestic banks.

     However, as more fully discussed below for Franklin Real Estate Fund and Franklin Global Communications Securities Fund that have or are recommended to have a policy allowing each such Fund to concentrate its investments in one or more industries (the “concentrating Funds”), the Board is recommending the adoption or modification of the concentrating Funds’ industry concentration policies.

For the non-concentrating Funds, what effect will amending the current industry concentration restriction have on those Funds?

     The proposed standardized concentration restriction for the non-concentrating Funds is substantially the same as most non-concentrating Funds’ current restrictions, except that (i) it modifies and standardizes the asset measure (from “total assets” to “net assets” in some instances) by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.

      The proposed standardized investment restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, for Franklin Money Market Fund that is operated as a money market fund pursuant to Rule 2a-7 of the 1940 Act, the standardized investment restriction would also exclude bank obligations, such as bankers’ acceptances and certificates of deposit, from such concentration policy, as permitted by SEC Staff guidance.

For the concentrating Funds, what effect will amending the current industry concentration restriction have on such Funds?

      Franklin Real Estate Fund. The Board is recommending that Franklin Real Estate Fund adopt a fundamental investment restriction regarding industry concentration to (i) standardize, to the extent possible, such restriction with the proposed form of restriction recommended for other Franklin real estate funds, (ii) clarify that in abnormal market conditions (i.e., where the Fund takes a temporary defensive position) the Fund may deviate from its concentration policy, and (iii) standardize and clarify the scope of Franklin Real Estate Fund’s restriction by clarifying that “concentration” means investing more than 25% of the Fund’s net assets in securities of companies operating in the real estate or real estate related industries. In addition, it is proposed that Franklin Real Estate Fund provide examples of the relevant industries or companies within the Fund’s designated industries for illustration purposes only. Such examples are not intended to be part of the fundamental investment restriction. It is also not intended that any of the proposed amendments would change the way in which Franklin Real Estate Fund is managed or the focus of its investments. The proposed concentration policy is as follows:

[Franklin Real Estate Fund may not]: Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating within the real estate industry and related industries.1

1Although not part of the Fund’s fundamental investment restriction, for illustration purposes, such companies currently include, but not are limited to, real estate investment trusts, real estate operating or service companies, homebuilders, real estate developers and lodging providers.

     Franklin Global Communications Securities Fund. The Franklin Global Communications Securities Fund’s current fundamental investment restriction regarding concentration (the “Current Policy”) is as follows:

The Fund has a fundamental investment policy of investing at least 25% of its total assets in industries of the utilities sector. The utilities sector includes the communications industries.

     The Current Policy originally was adopted by the Global Communications Securities Fund to match the investment policies and restrictions of the substantially similar retail fund, Franklin Global Communications Fund, which was originally created in 1992. Since that time, however, the communications industries have expanded beyond telephone service (which was then considered a utility) and the market for the securities of companies within those industries has changed and the Fund’s investment strategies have changed to reflect the expanding universe of available investments within the broader utilities/communications industries and a growing trend towards investments in communications companies.

     As the utilities and communications industries have continued to evolve, the Investment Manager is now recommending that the Current Policy for the Fund be amended to read as follows to reflect the broader range of companies in the communications industries that have evolved in recent years and to eliminate the Fund’s current requirement to invest at least 25% of total assets in utilities companies:

[The Franklin Global Communications Securities Fund may not]: [I]nvest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by domestic and foreign companies operating in the communications industries.1

1Although not part of the Fund’s fundamental investment restrictions, for illustration purposes, such industries currently include, but are not limited to, telecommunications and other communication services, distribution and provision of information and other content, and the sale, manufacture and/or distribution of communications equipment and components.

     In addition, if Proposal 4 is approved, any current fundamental investment restrictions relating to investments in other investment companies for the Funds will be eliminated. The proposed restrictions on industry concentration for both non-concentrating and concentrating Funds will make explicit that such investments in other investment companies are exempt from a Fund’s concentration restriction. Even with this modified restriction, however, each Fund would continue to remain subject to the limitations on a Fund’s investments in other investment companies as set forth in the 1940 Act, the rules thereunder, its prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from becoming a more than 3% shareholder of another investment company, investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies, overall (except in the case of certain fund of funds and master/feeder arrangements).

Sub-Proposal 3h:	To amend the fundamental investment restrictions regarding diversification of investments.

     The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “non-diversified” fund. If a Fund is “diversified,” then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

      Diversified Funds: All of the Funds listed on Exhibit D-1 as having diversification restrictions that are recommended to be amended (except the Fund discussed below under “Non-diversified Fund – Templeton Global Income Securities Fund”), currently have one or more fundamental investment restrictions that relate to their status as being “diversified” funds (including reiterating the diversification requirements applicable to regulated investment companies (“RICs”), as more fully discussed below). In addition, some of these Funds have adopted fundamental investment restrictions referencing Section 817(h) of the Code, which relates to investment diversification standards for investments underlying variable insurance products. For these diversified Funds (hereafter referred to as the “Diversified Funds”), the Board is recommending adoption of the standardized fundamental investment restriction regarding diversification of investments to replace all current restrictions addressing diversification.4

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4	For Franklin Real Estate Fund, if approved by shareholders, the adoption of the standardized fundamental investment restriction regarding diversification will only take effect if shareholders do not approve Proposals 6-9.

      The proposed standardized fundamental investment restriction regarding diversification of investments is as follows:

[A Fund may not:] Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.1

1For Franklin Money Market Fund: The Fund will be considered to have satisfied this restriction if it is in compliance with Rule 2a-7(c)(4) and (c)(5) under the 1940 Act (or any successor rule thereto).

      Non-Diversified Fund—Templeton Global Income Securities Fund: Templeton Global Income Securities Fund (the “Non-Diversified Fund”) has declared a fundamental policy of being non-diversified for purposes of the 1940 Act. The Non-Diversified Fund has also adopted a fundamental investment restriction referencing Section 817(h) of the Code. While it is not recommended that the Non-Diversified Fund change its status as a non-diversified fund for purposes of the 1940 Act, the Board is recommending that this fundamental investment restriction regarding Section 817(h) of the Code be eliminated to avoid the instance where the Code or its regulations are changed or amended, but the Non-Diversified Fund is unable to adapt to or comply with such changes or amendments without incurring additional delays and expenses by having to seek further approval from shareholders.

What effect will amending the current diversification restrictions have on the Diversified Funds?

     The Diversified Funds all generally have fundamental investment restrictions prohibiting (i) investments of more than 5% of the Fund’s assets in securities of any one issuer (exclusive of U.S. government securities) (the “5% limitation”); and (ii) the purchase of more than 10% of any class of voting securities of any one company (the “10% limitation”). In addition, such restrictions have applied the 5% and 10% limitations to only 75% of the Fund’s assets.

     While the Diversified Funds’ fundamental investment restrictions regarding diversification are substantively the same or very similar to the proposed standardized investment restriction, for some Funds, the current fundamental investment restrictions regarding diversification of investments are more restrictive than the requirements of the 1940 Act. First, some current 5% and 10% limitations do not exclude securities of other investment companies or U.S. government securities, as permitted by the 1940 Act. Second, some 10% limitations apply to any class of securities, not solely voting securities, as provided by the 1940 Act.

     The proposed fundamental investment restriction regarding diversification for each Diversified Fund follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under the 1940 Act). The proposed investment restriction regarding diversification (together with the proposed elimination of the current fundamental investment restriction prohibiting investments in other investment companies applicable to some of the Funds as discussed in Proposal 4 below), would permit a Fund to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Funds, together with the other Franklin Templeton funds, obtained an exemptive order from the SEC (the “Cash Sweep Order”) that permits the Franklin Templeton funds to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments.

     In conjunction with the Cash Sweep Order, the Funds also received a no-action letter from the SEC Staff allowing Funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act’s diversification requirements (the “1999 Letter”). In addition, during 2006, the SEC adopted rules under the 1940 Act that provide relief for cash sweep arrangements into affiliated and unaffiliated money market funds subject to conditions that are very similar (but not identical) to the Cash Sweep Order and the 1999 Letter. The Funds may in the future decide to rely on these new SEC rules in lieu of the Cash Sweep Order should they believe it to be appropriate and advisable. Amending the Diversified Funds’ current investment restrictions regarding diversification (and eliminating the current investment restriction regarding investments in other investment companies as discussed in Proposal 4 below) would enable all Diversified Funds to take advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter as well as the recent rules adopted by the SEC.

     The proposed standardized fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the applicable Funds with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting certain Funds to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would change the way the Funds are managed.

What effect will amending the current diversification restrictions have on the Non-Diversified Fund?

     Because the Non-Diversified Fund will continue to operate as a non-diversified fund under the 1940 Act and intends to continue to comply with the requirements of § 817(h) of the Code (which is applicable to all of the Funds because they are used as funding options for Variable Contracts), it is expected that the proposed elimination of the fundamental diversification requirement as described above will not have any effect on the Non-Diversified Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 3a–3h.

PROPOSAL 4:	TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The fundamental investment restrictions that are recommended to be eliminated are set forth in Exhibits E-1 and E-2, which are entitled “Fundamental Investment Restrictions Recommended to be Eliminated” and “Text of Fundamental Investment Restrictions Recommended to be Eliminated,” respectively. If a Fund’s shareholders approve Proposal 4 with respect to that Fund, the elimination of those investment restrictions will be effective for that Fund as of the date that shareholders are notified that the change will be made through either (a) a supplement to such Fund’s prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Trust’s registration statement.

Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on a Fund?

     Certain fundamental investment restrictions of many of the Funds (e.g., purchasing securities on margin, engaging in short sales and pledging, mortgaging or hypothecating assets) are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. The other fundamental investment restrictions recommended to be eliminated were originally adopted to comply with various state securities laws and regulations (e.g., investments in other investment companies, investments in unseasoned issuers (i.e., companies that have been in operation for less than three years) and management ownership of portfolio securities). Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof. The discussion that follows and Exhibit E-1 indicate which of the restrictions to be eliminated are either already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA.

     Accordingly, the Investment Managers recommend, and the Boards have determined to recommend to shareholders, that to the extent a Fund is subject to one or more of these nine investment restrictions (referred to in this Proposal 4 as the “Restrictions”), such Restrictions be eliminated.

Which nine (9) Restrictions are recommended to be eliminated?

     There are currently nine Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Exhibit E-2, which is entitled “Text of Fundamental Investment Restrictions Recommended to be Eliminated.” The following is a brief summary of the Restrictions.

     Pledging, Mortgaging or Hypothecating Assets

     Certain of the Funds, as identified on Exhibit E-1, currently have a fundamental investment restriction that limits their ability to pledge, mortgage or hypothecate their assets to the extent needed to secure borrowings and then only up to 15% of the Fund’s assets.

     This fundamental investment restriction may limit the ability of a Fund to enter into certain transactions that may be considered to involve the pledge of a Fund’s portfolio securities. For example, in connection with entering into certain swap transactions or mortgage dollar roll transactions, the Fund’s obligations to perform under such contracts may be considered to involve the pledge of the Fund’s assets. Current 1940 Act restrictions on issuing senior securities and borrowing will continue to limit the ability of a Fund to pledge or mortgage its assets.

     Three Years of Continuous Operation

     Certain of the Funds, as identified on Exhibit E-1, currently have a fundamental investment restriction relating to investments in newer companies that limits such Funds’ ability to invest, or otherwise prohibits investments, in the securities of issuers which have been in continuous operation for less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA.

     Warrants

     Templeton Growth Securities Fund currently has a fundamental investment restriction that limits the Fund’s investments in warrants, whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. This fundamental investment restriction on warrants was based on state securities laws that have since been preempted by NSMIA.

     Purchasing Securities on Margin and Engaging in Short Sales

     The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing securities on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully above in Sub-Proposal 3f). Certain of the Funds, as identified on Exhibit E-1, have a fundamental investment restriction that generally prohibits the Fund from (i) purchasing securities on margin (although certain Funds specify that they may make margin payments in connection with futures and options); and (ii) engaging in short sales of securities, although certain Funds permit short sales to the extent disclosed in those Funds’ prospectuses or short sales “against the box.”

     Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities as described above, will continue to limit the ability of a Fund to purchase securities on margin and engage in short sales. Therefore, the Boards and the Investment Managers do not anticipate that deleting the current restrictions will result in additional material risk to a Fund or change the manner in which any Fund is managed at this time.

     Illiquid and Restricted Securities

     Certain of the Funds, as identified on Exhibit E-1, currently have a fundamental investment restriction that prohibits or limits their investments in illiquid and/or restricted securities. “Restricted securities” generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. A restricted security that is not readily marketable at a price approximately equal to the value placed on such security by a Fund may be considered illiquid. Because the Funds have adopted the non-fundamental Illiquid Securities Restriction which, consistent with the SEC Staff’s current position on illiquid securities, prohibits a Fund from investing more than 15% (10% in the case of Franklin Money Market Fund) of its net assets in illiquid securities, the Board is recommending that such Funds’ current fundamental investment restrictions relating to illiquid and restricted securities be eliminated.

     Investment in Other Investment Companies

     Certain of the Funds, as identified on Exhibit E-1, currently have a fundamental investment restriction that prohibits such Funds from investing in other investment companies, except in connection with a plan of reorganization, merger or acquisition. Upon elimination of this restriction, a Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Franklin Templeton funds have received an exemption from such restrictions. (The 1940 Act restrictions generally specify that a Fund may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities, or have more than 10% of its total assets invested in securities of all other funds, although the SEC’s rules do permit a Fund to invest in money market mutual funds without regard to such limitations and certain fund of funds and master/feeder arrangements.) In addition, eliminating this current restriction on investments in other investment companies would enable the applicable Funds to take advantage of the investment opportunities presented by the Cash Sweep Order or the new rules adopted by the SEC (discussed in Sub-Proposal 3h above), which provide relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances.

     Management Ownership of Securities

     Certain Funds, as identified on Exhibit E-1 to this proxy statement, currently have a fundamental investment restriction that prohibits such Funds from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Funds and would limit certain principal transactions between a Fund and a portfolio company in which the Fund or its affiliates hold a significant interest.

     Investing for Purposes of Exercising Control

      As identified in Exhibit E-1 to this proxy statement, certain Funds have a fundamental investment restriction prohibiting them from investing in a company for the purpose of exercising control or management. The 1940 Act does not require, and applicable state law no longer requires, that a Fund adopt such a fundamental investment restriction. However, each such Fund remains subject to the diversification requirements of Subchapter M of the Code, and for those Funds that are “diversified” (as described in Sub-Proposal 3h above), the diversification requirements of the 1940 Act also limit the amount of an issuer’s voting securities that a Fund may acquire.

     Non-Assessable Securities

     As identified in Exhibit E-1 to this proxy statement, certain Funds adopted a restriction prohibiting them from investing in “assessable securities” or securities involving unlimited liability on the part of the Fund. This restriction was based on a state law that has been preempted by NSMIA.

   What are the risks, if any, in eliminating the Restrictions?

     The Boards and the Investment Managers do not anticipate that eliminating the Restrictions will result in any additional material risk to the Funds at this time. None of the Funds currently intends to change its present investment practices as a result of eliminating the Restrictions, except to the extent that a Fund may take advantage of the Cash Sweep Order or invest in other money market funds for cash management purposes.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5:	TO APPROVE THE RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES AS NON-FUNDAMENTAL

     Each of Templeton Developing Markets Securities Fund and Templeton Growth Securities Fund has the following investment policy that has been designated as fundamental by that Fund, meaning that such policy may not be changed or modified without shareholder approval:

     As a fundamental investment policy, the Fund will not invest more than 10% of its assets in defaulted debt securities.

     However, this investment policy is not required by the federal securities laws to be treated as fundamental and, as more fully discussed below, the Board is recommending that such investment policy be reclassified as “non-fundamental,” meaning that such policy may be changed by the Board without shareholder approval.

     The Investment Managers for these Funds do not currently intend to deviate from the investment policy listed above. However, as with other fundamental investment restrictions recommended to be eliminated as discussed above, the Board and Investment Managers believe that these Funds will be able to minimize costs and delays associated with future shareholder meetings to revise any of these investment policies, or any portion thereof, should they become outdated or inappropriate. Therefore, the Board is recommending that the above listed fundamental investment policy be reclassified as non-fundamental for each Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

INTRODUCTION TO PROPOSALS 6 THROUGH 9

      Franklin Real Estate Fund (the “Real Estate Fund”), as of December 31, 2006, had over $1.5 billion in assets invested almost exclusively in domestic real estate securities. Due to competitive changes in the market for domestic real estate funds offered as investment options under Variable Contracts, including a greater demand for global real estate funds, Franklin Advisers, Inc. (“Franklin Advisers”), the Real Estate Fund’s current investment manager, and Franklin Templeton Distributors, Inc. (“F-T Distributors”), the Real Estate Fund’s principal underwriter, recommended to the Board, and the Board is recommending to the Real Estate Fund’s shareholders, that the Real Estate Fund be converted from a domestic real estate fund to a global real estate fund.

     Franklin Advisers and F-T Distributors believe that this conversion will make it more likely that the Real Estate Fund will be able to retain its assets with its current insurance company shareholders, as well as potentially diversify its shareholder base by attracting other insurance company shareholders. The global real estate sector is providing increasing investment opportunities, as evidenced by a significant increase in the number of listed real estate companies. Franklin Advisers and F-T Distributors advised the Board that since 1994, the number of countries with real estate investment trusts (“REITs”) listed on a securities exchange has increased from four to seventeen, and there are currently twelve other countries considering listing REITs. The size of the listed global real estate securities markets has also seen a dramatic increase from $200 billion in 1994 to approximately $500 billion today. The Board received information that the Investment Managers believe that the listed global real estate securities markets are expected to continue to grow significantly over the next five years, and that the rate of growth overseas could outpace growth in the U.S. The Board also received information from the press suggesting that further anticipated consolidation in the U.S. REIT market may further limit domestic investment opportunities.

   How will the Conversion be effected?

     The conversion of the Real Estate Fund to a global real estate fund as proposed by Franklin Advisers and F-T Distributors (the “Conversion”) requires shareholder approval of (i) a change in the Real Estate Fund’s investment goal to high total return; (ii) a new Investment Management Agreement (the “proposed IM Agreement”) between the Trust, on behalf of the Real Estate Fund, and Franklin Templeton Institutional, LLC, an affiliate of Franklin Advisers (“FT Institutional”), to (a) replace Franklin Advisers with FT Institutional as the Real Estate Fund’s investment manager, (b) increase the Real Estate Fund’s investment management fee (which will be phased in over five years through fee waivers), and (c) “un-bundle” the Real Estate Fund’s current Investment Management Agreement dated January 24, 1989 (the “current IM Agreement”) into two separate investment management and administration agreements; (iii) the engagement of Franklin Advisers, as the Real Estate Fund’s sub-investment adviser pursuant to a Subadvisory Agreement between FT Institutional and Franklin Advisers (the “proposed Subadvisory Agreement”); and (iv) the change in the Real Estate Fund’s classification under the 1940 Act from a “diversified fund” to a “non-diversified” fund. Each of these proposals is described more fully below.

     If shareholders of the Real Estate Fund approve these proposals, the Real Estate Fund’s Conversion is proposed to take effect on or about May 1, 2007, and the name of the Real Estate Fund would be changed as of that date to “Franklin Global Real Estate Securities Fund.” It is proposed that, assuming shareholders approve the Conversion, the Real Estate Fund would be managed in substantially the same manner as Franklin Global Real Estate Fund, a mutual fund that is currently offered to retail investors (the “retail Global Real Estate Fund”) and managed by FT Institutional.

     The proposed Conversion requires that shareholders of the Real Estate Fund approve each of Proposals 6, 7, 8 and 9. If one or more of these four Proposals is not approved by shareholders, then none of these Proposals, even if approved by shareholders, nor the Conversion will be implemented, and the Real Estate Fund will continue to be operated in its current form.

   Who will bear the expenses of seeking shareholder approval of the Conversion?

     Because the Conversion would increase the fees payable to the Investment Managers and their affiliates, the Investment Managers or their affiliates, rather than the Trust, will pay the expenses incurred in seeking shareholder approval of Proposals 6-9 whether or not such Proposals are approved or the Conversion is completed.

PROPOSAL 6:	TO APPROVE A CHANGE IN FRANKLIN REAL ESTATE FUND’S PRINCIPAL INVESTMENT GOAL OF CAPITAL APPRECIATION, WITH A SECONDARY GOAL TO EARN CURRENT INCOME, TO A GOAL OF HIGH TOTAL RETURN

     In order to convert the Real Estate Fund to a global real estate fund, Franklin Advisers, FT Institutional and the Board are recommending that shareholders approve changes to the Real Estate Fund’s investment goals. The Real Estate Fund’s current principal investment goal is capital appreciation. Its secondary goal is to earn current income. These investment goals are fundamental policies of the Real Estate Fund that may be changed only with shareholder approval.

     Franklin Advisers, FT Institutional and the Board recommend that the Real Estate Fund’s investment goals be changed to high total return.

   Why are the Real Estate Fund’s investment goals recommended to be changed?

     Franklin Advisers is recommending that the Real Estate Fund’s fundamental investment goal be changed to “high total return” to reflect a more balanced emphasis on both capital appreciation and current income, which is consistent with the investment style of the proposed new portfolio management team. The proposed investment goal also is the same as the retail Global Real Estate Fund’s investment goal.

     Expanding the Real Estate Fund’s investment universe to allow investments in real estate companies located outside the United States will allow the portfolio management team to take advantage of new legislation allowing for the adoption of REIT and REIT-like structures by countries around the globe. These rapidly growing real estate markets, such as the United Kingdom and Japan, for example, have the potential to offer investors higher returns due to a potentially higher rate of growth than investments in longer established REIT markets, like the United States.

PROPOSALS 7 and 8:

TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF FRANKLIN REAL ESTATE FUND, AND FRANKLIN TEMPLETON INSTITUTIONAL, LLC and TO APPROVE A SUBADVISORY AGREEMENT BETWEEN FRANKLIN TEMPLETON INSTITUTIONAL, LLC AND FRANKLIN ADVISERS, INC. WITH RESPECT TO FRANKLIN REAL ESTATE FUND

      Franklin Advisers currently serves as the Real Estate Fund’s investment manager pursuant to the current IM Agreement. The Board most recently voted to renew the current IM Agreement on April 18, 2006. The current IM Agreement was last submitted to the shareholders of the Real Estate Fund on January 24, 1989 when the sole initial shareholder approved the current IM Agreement in connection with the organization of the Real Estate Fund.

      At the January 17, 2007 meeting of the Board, Franklin Advisers and F-T Distributors recommended to the Board, subject to shareholder approval, approval of the proposed IM Agreement pursuant to which FT Institutional would serve as the Real Estate Fund’s investment manager. The form of the proposed IM Agreement is included as Exhibit F to this proxy statement. In addition to the appointment of FT Institutional as the Real Estate Fund’s new investment manager, the principal differences between the proposed IM Agreement and the current IM Agreement are (i) an increase in the investment management fee payable to FT Institutional in connection with the change to a global real estate investment mandate, and (ii) the un-bundling of services provided under the current IM Agreement, including fees, into separate investment management and administration agreements. Under the 1940 Act, the proposed IM Agreement must be approved by the Real Estate Fund’s shareholders.

     At the January 17, 2007 meeting of the Board, Franklin Advisers and F-T Distributors also recommended to the Board, subject to shareholder approval, approval of the proposed Subadvisory Agreement pursuant to which Franklin Advisers would serve as the Real Estate Fund’s subadviser. The form of the proposed Subadvisory Agreement is included as Exhibit G to this proxy statement. Under the 1940 Act, the proposed Subadvisory Agreement must also be approved by the Real Estate Fund’s shareholders.

   Why is FT Institutional recommended to serve as the Real Estate Fund’s investment manager?

      At the January 17, 2007 Board meeting, Franklin Advisers and FT Institutional recommended to the Board that, to effect the Conversion, FT Institutional serve as the Real Estate Fund’s investment manager. The recommendation was based on FT Institutional’s experience in managing global real estate investments, including as investment manager of the retail Global Real Estate Fund, other offshare funds and separately managed accounts, and the resources it has dedicated to the global real estate investment mandate.

     FT Institutional is an indirect wholly-owned subsidiary of Resources. F-T Distributors is the sole member of FT Institutional (which is a limited liability company) and is in turn wholly-owned by Resources. The principal executive officer of FT Institutional is William Y. Yun whose business address is 600 Fifth Avenue, New York, New York 10020. FT Institutional provides investment advisory services to investment companies registered under the 1940 Act, separately managed accounts and pooled investment vehicles that are exempt from registration under the 1940 Act, including the selection of securities to be purchased, held or sold and the selection of brokers through whom the portfolio transactions are executed.

   Why is Franklin Advisers recommended to serve as the Real Estate Fund’s subadviser?

     FT Institutional, Franklin Advisers and the Board recommend that Franklin Advisers serve as subadviser to the Real Estate Fund so that one of the current portfolio managers of the Real Estate Fund would be retained on the Real Estate Fund’s portfolio management team to provide research and advice on the purchases and sales of individual securities (mostly U.S. real estate securities) and portfolio risk assessment.

     Franklin Advisers currently serves as investment manager to the retail Real Estate Fund that was launched in 2006, and also currently manages certain other funds and accounts using a domestic real estate investment strategy similar to that currently used for the Real Estate Fund.

     Franklin Advisers, with its principal offices at One Franklin Parkway, San Mateo, California 94403, was organized in 1985 and is a wholly-owned subsidiary of Resources. The directors and principal executive officer of Franklin Advisers, as well as their addresses and principal occupations, are set forth in the following table:

Name and Address	Position with Franklin Advisers	Principal Occupation
Edward B. Jamieson One Franklin Parkway San Mateo, CA 94403-1906	President and Director	President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson One Franklin Parkway San Mateo, CA 94403-1906	Director and Vice President	President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; President, Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.

Rupert H. Johnson, Jr. One Franklin Parkway San Mateo, CA 94403-1906	Director	Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

   Why is the increased investment management fee recommended?

     Franklin Advisers and FT Institutional recommended to the Board that the Real Estate Fund’s investment management fees be increased to make the investment management fee consistent with other global real estate funds and, in particular, to match the investment management fees paid by the retail Global Real Estate Fund. The table below shows the current and proposed fee schedule under the current IM Agreement and the proposed IM Agreement, respectively. The proposed fees schedules do not reflect the contractual fee waivers discussed below under “What effect would the proposed  change in investment management and fund administration fees have on the Real Estate Fund’s operating expenses?”

Current Contractual			Proposed Contractual
Investment Management Fee			Investment Management Fee
(includes administrative services)			(will not include administrative services)
•	0.625% of the value of net assets up to and including $100 million; plus	•	0.80% of the value of average daily net assets up to and including $500 million;

•	0.50% of the value of net assets over $100 million up to and including $250 million; plus	•	0.70% of the value of average daily net assets over $500 million up to and including $1 billion;

•	0.45% of the value of net assets over $250 million up to and including $10 billion; plus	•	0.65% of the value of average daily net assets over $1 billion up to and including $1.5 billion;

•	0.44% of the value of net assets over $10 billion up to and including $12.5 billion; plus	•	0.60% of the value of average daily net assets over $1.5 billion up to and including $6.5 billion;

•	0.42% of the value of net assets over $12.5 billion up to and including $15 billion; plus	•	0.58% of the value of average daily net assets over $6.5 billion up to and including $11.5 billion;

•	0.40% of the value of net assets over $15 billion.	•	0.56% of the value of average daily net assets over $11.5 billion up to and including $16.5 billion;

		•	0.54% of the value of average daily net assets over $16.5 billion up to and including $19.0 billion;

		•	0.53% of the value of average daily net assets over $19.0 billion up to and including $21.5 billion; and

		•	0.52% of the value of average daily net assets over $21.5 billion.

FT Institutional will pay Franklin Advisers 50% of the investment management fee it receives from the Real Estate Fund for the subadvisory services to be provided.
____________________

Current administrative services fee paid to Franklin Templeton Services, LLC (“FT Services”) out of the investment management fee:		In addition to the investment management fee above, the Real Estate Fund would pay a separate administrative services fee to FT Services of 0.25%.
•	0.15% of the Real Estate Fund’s average daily net assets up to $200 million;

•	0.135% of average daily net assets over $200 million up to $700 million;

•	0.10% of average daily net assets over $700 million up to $1.2 billion; and

•	0.075% of average daily net assets over $1.2 billion.

     Based on the Real Estate Fund’s current assets and the application of investment management fee breakpoints, the Real Estate Fund’s effective investment management fee, including investment advisory and administration fees, would increase from 0.47% to 0.96%. For the Trust’s fiscal year ended December 31, 2006, the aggregate amount of investment management fees paid to Franklin Advisers by the Real Estate Fund, including administration fees, were $7,163,553. Had the proposed IM Agreement and the new Fund Administration Agreement been in effect for the year ended December 31, 2006, the Real Estate Fund would have paid $10,821,538 to FT Institutional (of which $5,410,769 would have been paid to Franklin Advisers for subadvisory services) and $3,810,401 to FT Services, for a total of $14,631,939 or a 104.26% increase over the amount paid to Franklin Advisers under the current IM Agreement. As more fully described below, the Investment Managers and FT Services have agreed contractually to waive their respective fees through April 30, 2012 to phase in these increased fees.

     Franklin Advisers and FT Institutional believe this fee increase is fair and reasonable for a variety of reasons, the most important of which are highlighted below:

     Increased Services Franklin Advisers and FT Institutional advised the Board that they believe the fee increase is reasonable and appropriate because the proposed Conversion to a global real estate mandate for the Real Estate Fund will require additional investment management services to be provided to the Real Estate Fund by FT Institutional as investment manager and by Franklin Advisers as subadviser. The Real Estate Fund’s new portfolio management team will track significantly more securities than Franklin Advisers currently tracks on behalf of the Real Estate Fund. Tracking global real estate securities requires considerably more resources than tracking solely domestic real estate securities, because Franklin Advisers and FT Institutional must closely monitor the rapidly developing real estate securities markets in foreign jurisdictions and the large variety of novel REIT and REIT-like structures that are being adopted by foreign countries. There would also be additional travel costs associated with managing a portfolio of global real estate securities, as the portfolio managers and analysts make frequent research trips to the various local property markets to visit with management and inspect buildings owned by prospective investments. In addition, Franklin Advisers and FT Institutional will seek to manage the Real Estate Fund’s exposure to various currencies, and will generally seek to hedge against currency risk, largely by using forward currency exchange contracts. These types of currency hedging strategies are not currently used by the Real Estate Fund. Franklin Advisers and FT Institutional believe that this fee increase is necessary to maintain and enhance their ability to provide competitive investment management services and to retain and attract capable personnel to serve the Real Estate Fund and its shareholders.

      Consistent with Other Similarly Managed Franklin Templeton Products The proposed investment management fee for the Real Estate Fund is generally consistent with other funds and separate accounts that are managed in a similar fashion by FT Institutional, including the retail Global Real Estate Fund. The table below provides certain information about the retail Global Real Estate Fund, the other mutual fund that FT Institutional and the proposed co-lead portfolio managers currently manage pursuant to a global real estate investment mandate similar to what is proposed for the Real Estate Fund. Franklin Advisers does not currently manage any other mutual funds in a manner similar to that proposed for the Real Estate Fund.

Assets under Management
Fund Managed	Inception Date	Contractual Investment Management Fee	(as of 11/30/06)
Franklin Global Trust - Franklin Global Real Estate Fund (U.S. SEC-registered retail fund)	6/15/06	0.80% with breakpoints[1]	$29.5 million
____________________

[1]	Franklin Advisers and FT Services have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Global Real Estate Fund (other than certain expenses, including litigation, indemnification or other non-routine expenses) so that total operating expenses do not exceed 1.40%, 2.05% and 1.05%, through November 30, 2007, for Class A, Class C and Advisor Class, respectively. After November 30, 2007, the Investment Manager and administrator may end this arrangement at any time.

      Comparison with Peers Franklin Advisers and FT Institutional also advised the Board that the proposed investment management fees are lower, even without the contractual fee waivers, than those charged by the few other, relatively new global funds within the Lipper universe of insurance product real estate funds. Franklin Advisers noted to the Board that, when reviewing industry comparisons for the Real Estate Fund, most peer funds are not structured as global real estate funds. Although many of the funds may invest a portion of their assets in foreign real estate securities, only a few will invest substantially in foreign securities as the Real Estate Fund would after the proposed Conversion. However, it was noted that the proposed investment management fees for the Real Estate Fund, even without the contractual fee waivers, as well as its estimated total fund operating expenses after the Conversion were lower than the respective averages of its Lipper universe peers.

Why is the unbundling of the services under the current IM Agreement into separate investment management and fund administration agreements recommended?

     Franklin Advisers recommended to the Board that the fund administration responsibilities under the current IM Agreement also be removed and transferred to a separate Fund Administration Agreement between the Trust, on behalf of the Real Estate Fund, and FT Services. Franklin Advisers and FT Services represented to the Board that such a change would not result in a decrease in the nature or level of administrative services provided to the Real Estate Fund, because Franklin Advisers currently delegates the provision of all such administrative services to FT Services. The single bundled investment management agreement approach was used by older funds within the Trust and other Franklin Templeton funds; however, since 1995, all new funds within the Trust have been using an unbundled approach.

     Under the separate Fund Administration Agreement, the Real Estate Fund would pay FT Services a fixed administration fee of 0.25%. The largest components of fund administration services are fund accounting, portfolio trading, legal, and compliance services. In the case of insurance funds, administrative efforts are necessary to maintain, test, and report portfolio compliance with federal tax diversification requirements necessary to maintain the deferred tax status of insurance vehicles and to ensure such funds conform to participation agreement representations. Insurance funds also require additional work related to the customization of prospectuses and shareholder reports for insurance companies and certain SEC filings to accommodate the multitude of insurance products that offer varying combinations of the Trust’s Funds.

What effect would the proposed change in investment management and fund administration fees have on the Real Estate Fund’s operating expenses?

     Contractual Fee Waivers Through April 30, 2012 Assuming shareholders approve the Conversion, Franklin Advisers, FT Institutional and FT Services have contractually agreed in advance to waive or limit their respective fees in order to transition the higher fees proposed as part of the Conversion. For one year after the Conversion through April 30, 2008, FT Institutional and FT Services will receive compensation for their services to the Real Estate Fund at the rate currently payable to Franklin Advisers under the current IM Agreement. For each of the four years thereafter through April 30, 2012, each of FT Institutional and FT Services will receive one-fifth of the proposed increase in fees, such that beginning May 1, 2012, the full investment management and administration fees payable under the proposed IM Agreement and Fund Administration Agreement would be charged.

     Thus, based upon the current level of annual management fees payable to Franklin Advisers of 0.47% of the Real Estate Fund’s average daily net assets and assuming no change in the level of the Real Estate Fund’s assets, FT Institutional and FT Services would receive compensation, as a percentage of the Real Estate Fund’s average daily net assets, under the proposed IM Agreement and the Fund Administration Agreement equal to the following annual rates for the time periods indicated:

Time Period	Investment Management Fee[1]	Fund Administration Fee
May 1, 2007-April 30, 2008	0.47%	0%
May 1, 2008-April 30, 2009	0.518%	0.05%
May 1, 2009-April 30, 2010	0.566%	0.10%
May 1, 2010-April 30, 2011	0.614%	0.15%
May 1, 2011-April 30, 2012	0.662%	0.20%
May 1, 2012 and thereafter	0.71%	0.25%

____________________

[1]	Assumes assets of $1.5 billion of the Real Estate Fund.

      Pro Forma Expense Tables and Example The table below shows the Real Estate Fund’s total annual fund operating expenses under the current IM Agreement and under the proposed IM Agreement (including fees payable by FT Institutional to Franklin Advisers) and a separate Fund Administration Agreement. The table does not reflect the impact of the contractual fee waivers through April 30, 2012.

ANNUAL FUND OPERATING EXPENSES WITHOUT CONTRACTUAL FEE WAIVERS
( which will be in place until April 30, 2012)*

	Class 1 Shares		Class 2 Shares
	Current	Proposed	Current	Proposed
Management fees	0.47%[1]	0.71%	0.47%[1]	0.71%
Distribution and service (12b-1) fees[2]	0.00%	0.00%	0.25%	0.25%
Administration fees	N/A	0.25%	N/A	0.25%
Other expenses	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses	0.49%	0.98%	0.74%	1.23%
____________________

*	Assumes assets and other expenses as of September 30, 2006. In addition, if the contractual fee waivers for the one year period ending April 30, 2008 were reflected in this table, the proposed Total annual Fund operating expenses for Class 1 and Class 2 shares would be 0.49% and 0.74%, respectively.

[1]	The fund administration fee currently is paid indirectly through the investment management fee.

[2]	While the maximum amount payable under the Real Estate Fund’s Class 2 Rule 12b-1 plan is 0.35% per year of the Real Estate Fund’s average daily net assets, the Board has set the current rate at 0.25% per year through May 1, 2008.

EXAMPLE

      This example can help you compare the cost of investing in Class 1 and Class 2 shares of the Real Estate Fund, both before and after the Conversion. The projected costs assume and reflect the impact of the contractual fee waivers over five years as described above. It assumes:

  You invest $10,000 for the periods shown;

  Your investment has a 5% return each year; and

  The Real Estate Fund’s operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of the period:	1 Year	3 Years	5 Years	10 Years
Real Estate Fund – Class 1 shares	$50	$157	$274	$616
Projected Real Estate Fund – Class 1 shares (after Conversion)	$50	$189	$387	$1,056

Real Estate Fund – Class 2 shares	$76	$237	$411	$918
Projected Real Estate Fund – Class 2 shares (after Conversion)	$76	$268	$523	$1,348

      Other Fees Paid to Affiliates In addition, F-T Distributors, the Real Estate Fund’s principal underwriter, receives 12b-1 fees under the Real Estate Fund’s Class 2 shares Rule 12b-1 plan, which fees are used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses. For the fiscal year ended December 31, 2006, the Real Estate Fund’s Class 2 shares paid $3,438,400 pursuant to its Rule 12b-1 Plan. F-T Distributors will continue to serve as the Real Estate Fund’s principal underwriter whether or not the Real Estate Fund’s shareholders approve the Conversion.

   Are there any other material differences between the proposed IM Agreement and the current IM Agreement?

      The proposed IM Agreement and the current IM Agreement are substantially identical in most material respects except for the change in investment manager and the investment management fees, as discussed above, and the fact that the proposed IM Agreement would continue in effect for an initial period of two years unless sooner terminated, as opposed to the current IM Agreement which had an initial effective period of one year.

     The proposed IM Agreement contains some provisions that do not appear in the current IM Agreement. The proposed IM Agreement provides that: (i) FT Institutional may select and contract with one or more sub-advisers to perform some or all of the investment advisory services for the Real Estate Fund; (ii) decisions on proxy voting will be made by FT Institutional unless the Board determines otherwise; (iii) if FT Institutional undertakes litigation against an issuer on behalf of the Real Estate Fund, the Real Estate Fund will pay its portion of any applicable legal fees associated with the action or forfeit any claim to any assets FT Institutional may recover; and (iv) the Real Estate Fund is responsible for its portion of the cost of any proxy voting service used on its behalf.

   What are the other material terms of the proposed IM Agreement and the proposed Subadvisory Agreement?

     The proposed Subadvisory Agreement with Franklin Advisers and the proposed IM Agreement with FT Institutional (together, the “Proposed Agreements”) are similar in many respects to the current IM Agreement. Below is a summary of the material terms of the proposed Agreements.

      Services Subject to the overall policies, control, direction and review of the Board and, in the case of Franklin Advisers, to the instructions and supervision of FT Institutional, FT Institutional and Franklin Advisers will provide a continuous investment program for the Real Estate Fund, including administering the affairs of the Real Estate Fund and making all determinations with respect to the investment of the Real Estate Fund’s assets and the purchase and sale of its investment securities.  Such determinations and services shall include, among other things: (i) determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Real Estate Fund’s investment securities shall be exercised; (ii) placing, in the name of the Real Estate Fund, orders for the execution of the Real Estate Fund’s securities transactions; and (iii) making FT Institutional and Franklin Advisers’ officers and employees available to the Board and officers of the Trust for consultation and discussions regarding the administration and management of the Real Estate Fund and its investment activities. In performing these services, FT Institutional and Franklin Advisers will adhere to the Real Estate Fund’s investment goals, policies and restrictions, and, in the case of Franklin Advisers, to the investment guidelines established by FT Institutional.

      Payment of Expenses Under the proposed Subadvisory Agreement, Franklin Advisers will pay all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Real Estate Fund. The Real Estate Fund and FT Institutional will be responsible for all of their respective expenses and liabilities.

     Brokerage Under the proposed Agreements, FT Institutional and Franklin Advisers will use their best efforts to obtain for the Real Estate Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, such Investment Managers may, to the extent authorized by law and in accordance with the terms of the Real Estate Fund’s Prospectus and SAI, cause the Real Estate Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.

     Limitation of Liability The proposed Agreements provide that neither Franklin Advisers nor FT Institutional, as applicable, nor any of its directors, officers, employees or affiliates will be subject to liability to FT Institutional or the Real Estate Fund or to any shareholder of the Real Estate Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services under the Proposed Agreements or for any losses that may be sustained in the purchase, holding or sale of any security by the Real Estate Fund in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

     Continuance If shareholders of the Real Estate Fund approve each Proposed Agreement, such Agreement will continue until two years from the date of its execution, unless earlier terminated. Each is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Real Estate Fund, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Termination Each Proposed Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Real Estate Fund, upon sixty (60) days’ written notice to Franklin Advisers and FT Institutional, as applicable, and in the case of the proposed Subadvisory Agreement, by Franklin Advisers or FT Institutional upon sixty (60) days’ written notice to the other party. The Proposed Agreements also provide that they will immediately terminate in the event of their assignment.

   Why is the Board recommending approval of the Conversion, including the proposed IM Agreement and the proposed Subadvisory Agreement?

     At the Board meeting held January 17, 2007, the Board, including a majority of Independent Trustees, approved the proposed Conversion, including the proposed IM and Subadvisory Agreements. In considering such matters, the Independent Trustees received assistance and advice from and met separately in executive session with independent counsel.

      In considering the proposed Conversion, the Board reviewed a memorandum from the Investment Managers describing the changes to the Real Estate Fund’s investment strategies that would be required to become a global real estate fund and took into account recent trends in the global real estate securities markets and related changes to insurance company variable contract platforms.  In concluding that the Conversion would be in the best interests of the Real Estate Fund and its shareholders, primary consideration by the Trustees was given to management’s belief that the Real Estate Fund’s principal shareholders desired global real estate platform options and that the Real Estate Fund’s conversion to a global mandate would lessen the possibility that such shareholders might remove assets from the Real Estate Fund, which would likely cause significant disruption and higher fees and expenses for remaining shareholders.

      In considering the proposed IM Agreement and proposed Subadvisory Agreement, the Trustees took into account the fact that FT Institutional has experience in managing global real estate investments and that retention of Franklin Advisers’ services as a sub-adviser should provide helpful assistance in respect to the Real Estate Fund’s existing domestic real estate portfolio.  In support of the management fees to be charged under the proposed IM and Subadvisory Agreements, FT Institutional and Franklin Advisers set forth information as to additional management services required for a global real estate fund and furnished comparative fee information based in part upon data from Lipper Inc., which indicated that the proposed investment management fees, as well as total annual operating expenses (including the administration fee) would be less than those of the few relatively new global real estate funds underlying insurance products and that the investment management fees were generally consistent with those charged to other funds and separately managed accounts that FT Institutional manages pursuant to a global real estate mandate.  While acknowledging such arguments, the Board noted the substantial immediate fee increases under management’s proposal and, following negotiations, agreement was reached with Fund management on the contractual fee waivers under which no increase in the Real Estate Fund’s existing fee schedule will occur until after April 30, 2008 with the proposed fee increases including administrative fees being phased in over the following four years.  The Board noted that the fee breakpoints provided in the proposed IM Agreement go beyond the Real Estate Fund’s existing size, and thus would provide for a sharing of future economies of scale. The Board received from management materials describing pro forma profitability, based upon the Real Estate Fund’s previous year’s expenses and the new fee schedules. In view of the deferment of fee increases until April 30, 2008 and the anticipated additional expenses involved in managing a fund with a global real estate mandate, the Board also determined that it was unlikely that the level of management’s profitability from the Real Estate Fund would materially increase in the near future. The Board also took into account that thereafter the level of profitability would be reviewed on an ongoing basis.  In view of all of the foregoing, the Board determined the proposed IM Agreement and proposed Subadvisory Agreement were fair and reasonable and in the best interests of the Real Estate Fund and its shareholders.

PROPOSAL 9:	TO APPROVE A CHANGE IN FRANKLIN REAL ESTATE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND.

      As discussed above under “Sub-Proposal 3h: To amend the fundamental investment restrictions regarding diversification of investments,” the 1940 Act requires each Fund to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. The Real Estate Fund is currently classified as a “diversified” fund and has adopted the following fundamental investment restriction regarding diversification:

[The Real Estate Fund may not:] With respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer.

     The Real Estate Fund’s classification as a “diversified” fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. In connection with the proposed Conversion, the Real Estate Fund’s Investment Managers and the Board recommend that the Real Estate Fund be reclassified as a “non-diversified” fund, which includes the elimination of its current fundamental investment restriction regarding diversification.

     As a non-diversified fund, the Real Estate Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. Its Investment Managers believe that the additional flexibility will be important for the Real Estate Fund, particularly in the fast maturing global REIT market.

What effect will changing the Real Estate Fund’s status from “diversified” to “non-diversified” have on such Fund?

     If the Conversion, including the proposal to change the status of the Real Estate Fund to a non-diversified fund from a diversified fund, is approved by shareholders, it is expected that such Fund will invest a greater portion of its assets in fewer issuers. As a result, the Real Estate Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Real Estate Fund’s shares. However, the Real Estate Fund intends to continue to meet the tax diversification requirements applicable to regulated investment companies under Subchapter M of the Code.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 6, 7, 8 AND 9.

◆ADDITIONAL INFORMATION ABOUT THE TRUST

      The Investment Managers. The current Investment Managers of the Funds, and their addresses, are listed on Exhibit H to this proxy statement. Pursuant to an investment management agreement with the Trust, on behalf of a Fund, the Investment Manager for a Fund (along with any subadviser) manages the investment and reinvestment of that Fund’s assets. Each Investment Manager is a direct or indirect, wholly owned subsidiary of Resources.

     The Administrator. The administrator of each Fund is FT Services, with offices at One Franklin Parkway, San Mateo, CA 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Managers. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Funds.

     The Underwriter. The underwriter for the Funds is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

      The Transfer Agent. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC, with offices at 3344 Quality Drive, Rancho Cordova, CA 95741-2258.

      The Custodians. The custodian for all of the Funds, other than Templeton Global Asset Allocation Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund and Templeton Growth Securities Fund, is Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286. The custodian for Templeton Global Asset Allocation Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund and Templeton Growth Securities Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

      Pending Litigation. Resources, certain of its subsidiaries (including Franklin Advisers) and certain Franklin Templeton funds (including the Trust), current and former officers, employees, and Resources directors and/or Trust trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity.

      The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in regulatory matters that were previously settled and disclosed in Resources’ public filings including the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing, and the SEC’s findings regarding market timing in its August 2, 2004 order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including the Trust, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings, where they remain pending.

      In addition, Resources and certain of its subsidiaries, including Franklin Advisers, have been named in lawsuits relating to marketing support payments to securities dealers who sell fund shares, and/or allegedly excessive commissions, and/or advisory or distribution fees. The lawsuits are styled as fund shareholder class actions, or as derivative actions on behalf of the named funds.

      Additional information about these lawsuits is disclosed in Part 1., Item 3 Legal Proceedings of Resources’ 10-K, as well as on Resources’ website at franklintempleton.com, under “Statement on Current Industry Issues.”

      Other Matters. The Trust’s audited financial statements and annual report for the fiscal year ended December 31, 2005, and, when available, for the fiscal year ended December 31, 2006, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please contact your financial advisor, the Participating Insurance Company offering your Variable Contract, call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

      Principal Shareholders. The outstanding shares and classes of the Trust as of January 5, 2007, the Record Date, are set forth in Exhibit I.

      To the knowledge of the Trust’s management, as of January 5, 2007, there were no entities, except as set forth in Exhibit J, owning beneficially more than 5% of the outstanding shares of any class of the Funds.

      In addition, to the knowledge of the Trust’s management, as of January 5, 2007, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust or of any Fund, and the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust or of any Fund or class thereof.

     Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆AUDIT COMMITTEE

     Audit Committee and Independent Registered Public Accounting Firm. The Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committee is currently comprised of Ms. Holiday and Messrs. Carlson and LaHaye (Chairman), all of whom are Independent Trustees.

     Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

      Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $771,109 for the fiscal year ended December 31, 2006 and $729,089 for the fiscal year ended December 31, 2005.

     Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust’s financial statements and not reported under “Audit Fees” above.

      In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. There were no fees for these services for the fiscal year ended December 31, 2006 or for the fiscal year ended December 31, 2005.

      Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services (“tax services”) to the Trust for the fiscal year ended December 31, 2006 or for the fiscal year ended December 31, 2005.

      In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these tax services were $3,961 for the fiscal year ended December 31, 2006 and $4,955 for the fiscal year ended December 31, 2005. The tax services for which these fees were paid included tax compliance and advice.

      All Other Fees. The aggregate fees paid for products and services provided by PwC to the Trust, other than the services reported above, were $14,799 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

      In addition, the Audit Committee pre-approves PwC’s engagement for other services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The aggregate fees paid to PwC for such other services and not reported above were $161,062 for the Trust’s fiscal year ended December 31, 2006 and $5,835 for the Trust’s fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

      Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Trust and to the Investment Managers or to any entity controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust were $179,822 for the fiscal year ended December 31, 2006 and $10,790 for the fiscal year ended December 31, 2005.

     The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust is compatible with maintaining PwC’s independence.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

◆FURTHER INFORMATION ABOUT VOTING AND THE MEETING

      Solicitation of Proxies. Your vote is being solicited by the Trustees. Because of the inclusion of the Real Estate Fund’s Conversion proposals in this proxy statement, the Investment Managers, or their affiliates, will bear a portion of the costs associated with this proxy statement, including the cost of soliciting proxies from the Participating Insurance Companies. Based upon this sharing, the proxy statement costs will be borne 85% by the Trust and 15% by the Investment Managers or their affiliates. Any costs borne by the Trust will be borne indirectly by Variable Contract owners as beneficial owners of the Trust’s shares.

     The Participating Insurance Companies may also engage their own solicitors (which may include the Trust’s solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Company, although Franklin Templeton Investor Services, LLC, or an affiliate, may reimburse certain of their expenses. The Trust expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Trust or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation from the Trust for their services, may solicit proxies and voting instructions in person or by telephone, electronic means or telegram.

     MIS Corporation, a subsidiary of Automatic Data Processing, Inc. (the “Solicitor”), has been engaged to assist in the solicitation (including tabulation) of proxies from the Participating Insurance Companies at an estimated cost of $150,000. As the date of the Meeting approaches, certain Participating Insurance Companies  may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

      If a shareholder, including a Variable Contract owner, wishes to participate in the Meeting, the shareholder may still submit the proxy card(s)/voting instruction form(s) originally sent with the proxy statement or attend the Meeting in person.

      Quorum. Holders of 40% of the outstanding shares of the Trust (or of a Fund if voting by Fund) entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

      Method of Tabulation. Proposal 1, to elect a Board of Trustees, requires the affirmative vote of a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at the Meeting at which a quorum is present. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the outstanding shares of each Fund. Proposals 3 through 9 each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the applicable Fund; or (ii) 67% or more of the outstanding shares of the applicable Fund present at the Meeting, if the holders of more than 50% of such Fund’s outstanding shares are present or represented by proxy.

      Abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions, therefore, will have no effect on Proposal 1 and will have the effect of a vote “against” Proposals 2 through 9. The rules of the SEC require that the Trust disclose in this proxy statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Participating Insurance Company, as the shareholder of record of the Funds’ shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, the Trust does not anticipate receiving any broker non-votes.

      Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of most other Franklin Templeton funds. If any shareholder present at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

      Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, or for any other reason consistent with Massachusetts business trust law and the Trust’s  By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons  designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

      Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust’s offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Trust’s governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Craig S. Tyle
Vice President

February 7, 2007